Annual
                   Report

           March 31, 2002

                                                  [PHOTO]
International Equity Fund                The Mark of ExcellenceSM

     Emerging Growth Fund

   Aggressive Growth Fund

        Growth/Value Fund

              Equity Fund

         Enhanced 30 Fund

          Value Plus Fund
                                        [LOGO]TOUCHSTONE
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                                                                 Family of Funds

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                         CAPITAL APPRECIATION o INCOME
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

                                                               TABLE OF CONTENTS

                                                                            Page
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Letter from the President                                                      3
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Management Discussion and Analysis                                          4-19
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Statements of Assets and Liabilities                                       20-23
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Statements of Operations                                                   24-26
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Statements of Changes in Net Assets                                        27-31
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Financial Highlights                                                       32-52
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Notes to Financial Statements                                              53-68
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Portfolios of Investments:
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     International Equity Fund                                             69-73
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     Emerging Growth Fund                                                  74-77
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     Aggressive Growth Fund                                                78-79
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     Growth/Value Fund                                                     80-81
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     Equity Fund                                                           82-83
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     Enhanced 30 Fund                                                      84-85
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     Value Plus Fund                                                       86-88
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Report of Independent Auditors                                                89
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                           TOUCHSTONE FAMILY OF FUNDS

LETTER FROM THE PRESIDENT
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[PHOTO]

Dear Fellow Shareholders:

Included with this letter is the Touchstone Strategic Trust's annual report for the year ended March 31, 2002. This update incorporates financial data and performance information for Touchstone International Equity Fund, Touchstone Emerging Growth Fund, Touchstone Aggressive Growth Fund, Touchstone Growth/Value Fund, Touchstone Equity Fund, Touchstone Enhanced 30 Fund, and Touchstone Value Plus Fund. These seven equity funds are part of the Touchstone Family of Funds, which consists of an array of mutual funds provided to meet a variety of investment needs.

It is impossible to reflect on the past twelve months without recalling the unprecedented terrorist attacks on the United States. America's strength and resiliency were reflected in our response to this challenge to our nation. We did not allow a brief retrenchment to rout us. Although exacerbated by the attacks, the U.S. recession that began in March of 2001 appears to have been short-lived. Monetary policy continued to ease through year-end, but beginning in January the Federal Reserve Board held rates steady. Gross Domestic Product was reported to have grown 2.1% for the full year, as consumers continued to support the economy. Most economists now believe that the United States has begun a recovery. And a better economy should translate into improved corporate earnings, thus supporting greater investor confidence.

Both the S&P 500 Index and the Nasdaq Composite were down significantly for 2001. This decline in stock prices marked the first time since 1974 that prices dropped in two consecutive years. In the first quarter of this year, the financial markets continued to be significantly volatile, but changed little overall. The growing conflicts in the Middle East and the concerted effort in the War on Terrorism may continue to agitate the financial markets as investors take a cautious stance while awaiting confirmation that corporate profits will rise as expected. For these reasons we continue to believe that diversification and patience are the best strategies for long-term investors.

As part of our ongoing review of our funds, Touchstone decided to eliminate the Touchstone Utility Fund from our offerings this March. We are committed to a consistent and perpetual review process to assure that the funds we offer are meeting shareholder needs. We continue to look for professional fund managers who utilize disciplined approaches to portfolio management as they focus on the long-term. Thank you for your confidence in investing with the Touchstone Family of Funds.

Best regards,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Family of Funds

Touchstone mutual funds are distributed by Touchstone Securities, Inc., a member of NASD and SIPC.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
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INTERNATIONAL EQUITY FUND

The Touchstone International Equity Fund (Class A) returned -17.69% in the one-year period ended March 31, 2002, compared to a return of -8.22% for its benchmark, the MSCI EAFE Index. [Performance is calculated net of fees and without sales charge.]

Credit Suisse Asset Management (CSAM), which manages the Fund, attributes the underperformance to unfavorable stock selection in certain individual markets. This was particularly applicable in Japan, the U.K. and India.

The portfolio's Japanese holdings were both numerous and widely diversified, yet nonetheless suffered because of the widespread decline across industry sectors in the Japanese market during the period. In the U.K., some of the largest positions were prominent names in telecom and pharmaceuticals that fared especially poorly. And in India, the biggest holding was a blue-chip industrial company whose liquid shares were among those sold most heavily as the local market fell.

Other countries in which stock selection was comparatively unsuccessful were Australia and Sweden. Viewed in terms of industry sectors, relative performance was least effective in consumer-oriented categories and technology.

To some degree, the negative impact of stock selection was offset by CSAM's retention of ample cash reserves, both as a defensive measure in a weak market environment and to have liquidity available for share redemptions; as well as returns in France and Hong Kong that exceeded those of the benchmark and the benchmark's subcomponents for those specific markets.

Looking ahead, CSAM is optimistic on the prospects for international equity markets. The linchpin of this view is CSAM's confidence that the evolving rebound in the U.S. economy will be the rising tide that will lift the boat of stocks both in the U.S. and overseas. Debate on the U.S. macroeconomic outlook no longer centers on "Will there be a recovery?"; instead, the key question has become, "How sustainable and deep will the recovery be?" CSAM believes that the implications for corporate earnings--and, therefore, stock prices--are decidedly favorable.

The following is a summary of CSAM's views on the major geographies in which the Fund invests:

CONTINENTAL EUROPE. On the plus side, a variety of fresh data indicate that Continental macroeconomic conditions are improving, and equity valuations are lower than those in the U.S. At the same time, however, CSAM sees less upside for earnings growth because European companies have not slashed their costs enough to set the stage for better profitability down the road. Hence CSAM's benchmark-neutral stance on the Continent.

THE U.K. CSAM is maintaining an underweight position in the U.K., based on two main concerns. First, it seems increasingly probable that the Bank of England will be among the first major central banks to raise interest rates after the global easing cycle of 2001. Second, the U.K. market is historically defensive in nature, meaning that it is likely to underperform as the global macroeconomic climate gets better.

JAPAN. CSAM sees near-term opportunity in Japan and has cut the degree of its underweight there accordingly. This tactical shift rests on growing evidence that export-based manufacturers, which account for a healthy percentage of publicly traded Japanese companies, are reaping the gains of the U.S.'s macroeconomic recovery; and the government's recent steps to bolster share prices by making it harder to sell stocks short.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
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EMERGING  MARKETS.  In  CSAM's  opinion,  the  stars  are  aligned  in  favor of investment in emerging equity markets. CSAM sees their rally of recent months as having further to go, fueled by the potent combination of global macroeconomic growth, valuations that remain relatively cheap and investors' rising tolerance for risk.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
          INTERNATIONAL EQUITY FUND - CLASS A* AND THE MSCI EAFE INDEX

                               [GRAPHIC OMITTED]

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              INTERNATIONAL EQUITY FUND
            AVERAGE ANNUAL TOTAL RETURNS**

          1 YEAR     5 YEARS     SINCE INCEPTION
CLASS A  (22.45%)    (0.31%)         0.93%
CLASS B      --         --         (27.26%)***
CLASS C  (18.02%)     0.14%          0.98%
------------------------------------------------

INTERNATIONAL EQUITY FUND - CLASS A     $10,712
MSCI EAFE INDEX                         $12,267

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
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*The chart above represents  performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 3, 1994 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively.
**The average annual total returns shown above are adjusted for maximum applicable sales charges. The Class C performance information is calculated using the historical performance information of the Fund's predecessor, which was another mutual fund that began operations on October 3, 1994.
***Represents total return since May 1, 2001.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
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EMERGING GROWTH FUND

WESTFIELD CAPITAL MANAGEMENT

The Touchstone Emerging Growth Fund (Class A) returned 22.72% during the past year ended March 31, 2002 compared to a return of 13.98% for its benchmark, the Russell 2000 Index. [Performance is calculated net of fees and without sales charge.]

During the spring of 2001, the market was challenging with the U.S. economy slowing, and earnings disappointments across industries. Health care and biotechnology stocks continued to put up strong earnings numbers despite the slowing economy. Lower interest rates helped financial holdings in the portfolio, primarily the fast growing niche banks. Our energy outlook continued to be positive, however, the supply/demand situation was not as attractive as it had been in early 2000. Seeing tremendous overcapacity in the technology sector, the portfolio remained underweight the group. With no one industry performing particularly well going into the summer, we continued to manage risk with our disciplined low price/earnings to growth rate style.

While the markets began to rally in October, the environment was difficult for stocks across the board as fundamentals continued to be weak. The technology sector was the best performing group in the fourth quarter of 2001, as stocks rallied from low levels after a sharp sell-off in the third quarter. Our technology exposure doubled during the calendar fourth quarter, though we remain underweight versus the benchmarks. We continued to add selectively to our technology holdings, but only in what we consider well-managed companies where expected future earnings prospects justify current valuations.

The energy sector staged an impressive rally in the fourth quarter of 2001 after under-performing during the third quarter. With a superb long-term supply/demand outlook, we expect the sector to benefit when the economy turns. We selectively added to the consumer sector, where several stocks were down to valuation levels that meet our buy criteria. These companies will benefit disproportionately from an economic upturn due to significant stimulus from Government spending and lower interest rates.

During the first quarter of 2002, technology stocks that investors bid up during the previous quarter were once again out of favor, as fundamentals won out over hopes of a fast recovery in information technology spending. Our underweight to the group added to relative performance and stock selection within the group was good, with our semiconductor capital equipment holdings adding to performance. The energy weighting in the portfolio added value throughout the quarter as an increase in commodity prices, reduction in rig counts, and heightened tensions in the Middle East pushed the group higher.

Our ability to find rapidly growing niche banks has benefited the portfolio, with financials contributing positively to performance throughout the fiscal year. Our insurance holdings have outperformed the broader benchmark, and our overweight to the industry has had a positive impact on performance. We continue to be overweight health care related stocks, and are finding undervalued companies growing faster than the market anticipates. Demographic trends provide a strong backdrop to fundamentals for the foreseeable future. Our investments are focused on companies that can best capitalize on the aging of the population.

We remain quite optimistic as we enter the new fiscal year. In the past, small-cap growth stocks have tended to significantly outperform as the economy comes out of recession. We feel that our investment positions continue to capture the most dynamic, fastest growing sectors of the economy, and that our fundamental investment style and valuation disciplines will lead to continued outperformance going forward.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
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TCW ASSET MANAGEMENT COMPANY

Over the past year, U.S. economic growth decelerated following the end of a major productivity-driven investment boom and its accompanying stock market bubble. The technology stock collapse of 2000 spilled over into the old economy throughout 2001, as bellwether companies across many industries reported a litany of earnings disappointments. We were in the midst of a major inventory correction, and a bottoming out of the U.S. economy when September's attack on America paralyzed the national consciousness.

Most stock market indices during the fourth quarter of 2001 suffered their worst declines since the crash of 1987. The S&P 500 Index, for example, was down 37% from its all-time high, as sentiment plummeted in the aftermath of the September attack. We believe a great many stocks began to sell at attractive valuations based on normalized earnings. Given our optimism in the future of this country, and our belief that we will ultimately prevail in the fight against terrorism, we expect an economic recovery in the second-half of 2002, along with substantial appreciation in equities of excellent companies with strong long-term business fundamentals.

TCW began repositioning the portfolio early in 2001 to benefit from an eventual economic recovery. We felt that substantial monetary and fiscal stimulus, along with lower energy prices, and a turn in the inventory cycle would rekindle economic growth. As consumer, capital goods, industrial technology, and other cyclical categories witnessed sharp stock price declines over disappointing corporate earnings (brought on by the economic recession), we started building positions among companies in these sectors at very attractive prices.
Conversely, we reduced the interest-sensitive exposure in the portfolio to protect against the negative impact of potential Federal Reserve Board rate hikes, which could occur in May or June of this year, as the economy expands.

Newly released economic data appears to validate our belief that the economic recession has abated, and the early stages of a recovery are evidenced by strong housing starts, along with robust auto and retail sales. There is very little doubt that the U.S. economy has begun to grow again. Recent data on productivity, new orders, factory production, employment, and consumer confidence are all positive. While overall consumer spending appears healthy, corporate profits and capital spending remain anemic. A majority of U.S. companies have limited near-term earnings visibility. However, we should expect a resumption of capital spending growth later this year as firming end-demand forces inventory replenishment throughout the economy. Executives at many of our holdings are reporting that their manufacturing capacity utilization is running at less than 50%, but beginning to turn up.

Despite excess capacity in many pockets of the economy, a modest pickup in revenues, coupled with the large write-offs and cost cutting taken last year, should provide significant revenue and profit growth for corporate America. Further evidence of an emerging recovery is reflected in the semiconductor industry book-to-bill ratio, which has been showing sequential improvement since hitting a near all-time low last October. Not surprisingly, the semiconductor capital equipment sector is experiencing similar improvement.

During previous economic recovery periods, small-cap and mid-cap stocks have outperformed large-cap stocks. Moreover, as you move down the liquidity spectrum there are greater market inefficiencies, affording us the opportunity to uncover mispriced equities of excellent companies in dynamic industries. These inefficiencies are partly attributable to the poor Wall Street analyst coverage of companies in our universe. Our approach of bottom-up fundamental analysis places great emphasis on buying an enterprise at a discount to its stock price.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

In recent months we added to positions in the industrial technology, capital goods and consumer non-durable sectors.

The portfolio weighting shifted toward an increase in technology, energy, and consumer on the belief that an improving economy will catalyze stock price performance more readily in these areas. By the same token there was an underweighting in financials relative to the benchmark, because a rising economy will cause interest rates to rise and thus truncate any appreciative upside from this group. We are comfortable that the economy-sensitive bent of the portfolio should result in better risk-adjusted returns. Given the attractive valuations of our holdings, we believe the portfolio is well positioned to benefit from expected improving corporate profitability.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
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        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
           EMERGING GROWTH FUND - CLASS A* AND THE RUSSELL 2000 INDEX

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

------------------------------------------------
                  EMERGING GROWTH FUND
              AVERAGE ANNUAL TOTAL RETURNS**

          1 YEAR     5 YEARS     SINCE INCEPTION
CLASS A   15.69%      21.74%         18.53%
CLASS B      --          --           6.35%***
CLASS C   22.09%      22.22%         18.46%
------------------------------------------------

TOUCHSTONE EMERGING GROWTH FUND - CLASS A    $35,716
RUSSELL 2000 INDEX                           $21,939

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 3, 1994 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively. The Class C performance information is calculated using the historical performance of the Fund's predecessor, which was another mutual fund that began operations on October 3, 1994.
**The average annual total returns shown above are adjusted for maximum applicable sales charges.
***Represents total return since May 1, 2001.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
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AGGRESSIVE GROWTH FUND

The Touchstone Aggressive Growth Fund invests in common stocks targeting growth companies of various sizes that are believed likely to benefit from new or innovative products, services, or processes, and that have accelerating earnings and cash flow growth. The Fund (Class A) returned a negative 14.93% for the 12 months ended March 31, 2002, and a cumulative return of 45.63% since its inception in 1995. The Fund's benchmark, the Russell 3000 Index, returned a positive 1.77% and 111.48% for the same periods. [Performance is calculated net of fees and without sales charge.]

The Touchstone Aggressive Growth Fund has the flexibility to invest throughout the entire capitalization range, but the average size is somewhat smaller than the Touchstone Growth/Value Fund. The Fund managers are continually looking for attractive earnings growth that can be purchased at reasonable prices. This aggressive investment style relies heavily on the independent research of the portfolio managers. Investment decisions are made with an investment time frame of three to five years, so the Fund has comparatively low turnover.

This past year's markets and economy have been frustrating and difficult for all of us. Weak business conditions were prevalent throughout the economy during most of last year. During the third quarter of 2001, margin calls, the implosion of hedge funds, insurance companies needing funds to meet claims, and the fear from the tragic events on September 11, significantly affected the market and our fund. The equity market in the fourth quarter of 2001 reflected improving economic prospects. Falling energy prices, low interest rates, accelerating monetary growth, and tax relief improved the chances for increased corporate cash flow in 2002. However, near-term financial market volatility persisted. Much of the economic data released in the first quarter of 2002 suggests the pace of the recovery is accelerating. Equity investors remained perplexed and non-committal due to "Enronitis", the crisis in the Middle East, and the concerns about the European Union's decision to erect steel tariffs. Although most pundits expect business activity to rebound in the second half of 2002, near-term and long-term prospects already appear to be improving. In our opinion, the Bear Market ended on September 21, 2001, and we are now in the early stages of a new, broad-based Bull Market. The economic downturn is virtually over. The best investment opportunities today appear to be in equities.

This past year, the Touchstone Aggressive Growth Fund's performance was both positively and negatively affected by its technology and health care holdings. Applied Materials (up 25%), Brocade (up 29%), Teradyne (up 19%), and Broadcom (up 24%) were offset by EMC (down 59%), Sun Microsystems (down 43%), and Oracle (down 15%). Protein Design Labs (down 62%) and Myriad Genetics (down 17%) were disappointments, but Biovail (up 38%) and Medimmune (up 10%) performed well. We have increased our weighting in the retail and transportation sectors during the past few months to take advantage of their attractive growth prospects during the early stages of economic recovery.

The stage is set for a healthy rebound that should continue to gather momentum throughout the year. The Fed will not likely enter into a restrictive policy until the economic recovery is broadly based and profitability begins to rebound. Consumer confidence is high, and will likely remain so due to increases in real wages and continued productivity growth. Also, the manufacturing industry is in the early stages of a cyclical rebound.

Overweighting in the health care and technology sectors should serve us well at this early stage of the new Bull Market. The unprecedented monetary stimulus and the positive fiscal packages working their way into the economy should prove to be rewarding for investors.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
          AGGRESSIVE GROWTH FUND - CLASS A* AND THE RUSSELL 3000 INDEX

-------------------------------------------------
                 AGGRESSIVE GROWTH FUND
             AVERAGE ANNUAL TOTAL RETURNS**

          1 YEAR     5 YEARS     SINCE INCEPTION*
CLASS A  (19.79%)     2.96%           4.99%
CLASS B      --         --          (31.43%)***
CLASS C  (15.37%)       --          (36.93%)
-------------------------------------------------

AGGRESSIVE GROWTH FUND - CLASS A   $13,724
RUSSELL 3000 INDEX                 $21,148

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary form the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced September 25, 1995, and the initial public offering of Class B and Class C shares commenced on May 1, 2002 and May 17, 2000, respectively.
**Returns shown above are adjusted for maximum applicable sales charges. ***Represents total return since May 1, 2001.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

GROWTH/VALUE FUND

The Touchstone Growth/Value Fund seeks long-term capital appreciation through equity investments in companies whose valuations may not yet reflect their prospects for accelerated earnings/cash flow growth. Class A of the Fund returned a negative 8.96% for the twelve months ended March 31, 2002, and a cumulative return of 140.75% since its inception in 1995. The Fund's benchmark, the Standard & Poor's 500 Index, returned a positive 0.24% and 116.75% for the same periods. [Performance is calculated net of fees and without sales charge.]

Portfolio Manager Frank Mastrapasqua's investment style is to assess the nature, duration and risk factors underlying the current economic, political, and market cycles in determining sector and security selection. Individual security selection focuses on companies believed to have the most attractive valuations based on independently derived earnings and cash flow growth rates purchased at favorable risk-adjusted price to earnings ratios.

The equity market's performance during the past year was frustrating, especially given the data that suggested the pace of the economic recovery was improving. The Federal Reserve Board continued to cut interest rates, the bear market was ending and a new bull market was beginning to emerge. Although most pundits expect business activity to rebound in the second half of 2002, near-term and long-term prospects already appear to be improving. Although financial market volatility persists, the consumer has been resilient and should remain so. In our opinion, the Bear Market ended on September 21, 2001, and we are now in the early stages of a new, broad-based bull market. The economic downturn is virtually over. The best investment opportunities today appear to be in equities. The post September 11 macroeconomic and political changes affecting the financial markets and our economy are enduring.

The Touchstone Growth/Value Fund's performance this past year was significantly affected, positively and negatively, by our technology and health care holdings. Applied Materials (up 25%), Novellus (up 33%), Broadcom (up 24%) and Teradyne (up 19%) were offset by EMC (down 59%) and Sun Microsystems (down 57%). Idec Pharmaceuticals (up 61%), Biovail (up 38%) and Medimmune (up 10%) were countered by Applera (down 19%) and Waters Corporation (down 40%). Retailers Home Depot (up 13%) and Target (up 20%) aided the fund's performance.

Over the past several  months we have  increased our holdings in the defense and
financial   services  sectors,   in  expectation  of  their  significant  growth
opportunities during the early stages of economic recovery post September 11.

The economy should benefit from a host of factors that will mitigate the current weakness and set the stage for a healthy expansion. Consumption has stayed resilient during the downturn, and reflects the consumer's improving financial condition throughout the year. Falling energy prices, low interest rates, accelerating monetary growth, and tax relief have enhanced prospects for corporate cash flow increases in 2002.

Only when the economic recovery is broadly based, profits begin to rebound, and the risk of deflation dissipates, will the Fed be less accommodative. Consumer confidence remains high, and the manufacturing industry is in the beginning stages of a cyclical rebound.

We are long-term growth managers and do not attempt to time market swings. We are well positioned for the next bull market by investing in health care, technology, financial services, retailing, and other growth companies with strong future potential. The unprecedented monetary stimulus and the positive fiscal packages working their way into the economy, should prove to be rewarding for investors.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH/VALUE FUND - CLASS A* AND THE STANDARD & POOR'S 500 INDEX

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

-------------------------------------------------
                     GROWTH/VALUE FUND
               AVERAGE ANNUAL TOTAL RETURNS**

          1 YEAR     5 YEARS     SINCE INCEPTION*
CLASS A  (14.20%)     12.12%         13.44%
CLASS B      --          --         (25.72%)***
CLASS C   (9.93%)        --          (1.07%)
-------------------------------------------------

GROWTH/VALUE FUND-- CLASS A   $22,690
STANDARD & POOR'S 500 INDEX   $21,675

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and August 2, 1999, respectively.
**Returns shown above are adjusted for maximum applicable sales charges. ***Represents total return since May 1, 2001.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

EQUITY FUND

The fiscal year ended March 31, 2002 was indeed challenging on many levels. Issues confronting investors during this period included: the U.S. economy was declared to have officially entered into recession; corporate profits declined by record levels; the World Trade Center was destroyed, ending the lives of many; and America entered into a new War on Terrorism. Misleading accounting practices of many market favorites, such as Enron, were exposed leaving investors distrustful of management, their auditors, and the brokerage firms that sponsored their shares. Consequently, the inherent risk premium in the market rose over the course of the year.

The recession is unusual in the sense that it has been led not by the consumer, but by corporations. Dramatic cuts in capital spending and inventory investment were the primary cause of the contraction. As such, consumer-oriented stocks tended to hold up well, while technology and manufacturing stocks were beaten lower, and in some cases out of existence.

Still, there have been some encouraging signs that the economy has turned for the better, and that progress is being made against the perpetrators of the September 11th attacks. The Federal Reserve Board was quick to lower interest rates following the crises, thus adding much needed liquidity to the system. The worst fears following the attacks failed to materialize. Swift progress against those responsible, and an outpouring of patriotism have produced the seeds of recovery for the economy, the stock market, and the American spirit.

The stock market followed this trend of weakness early in the year with strength late in the year, so that over the reported fiscal period the S&P 500 Index, one of the Fund's benchmark, finished flat for the year at a positive 0.24%. The S&P Barra Growth Index, the Fund's other benchmark, returned a positive 4.83% for the reported fiscal period. The Russell 1000 Growth Index was also virtually flat, and the performance of the Touchstone Equity Fund (Class C) was down 5.66% for the one-year period ended March 31, 2002. [Performance is calculated net of fees and without sales charge.]

More recently, economists have begun to raise their estimates of economic growth, and corporate profits seem to have bottomed. This is expected to lead to a gradual resumption of capital spending and investment. In addition, many companies have cut their workforces, reduced overall costs, and increased their productivity. These actions should lead to dramatic margin and profitability improvements when demand returns. The Fund is positioned to benefit from these emerging trends.

In addition, we have placed more emphasis on cyclical growth stocks such as those in the fields of advertising, retailing, and manufacturing industries that would gain ground as the economy improves. We have focused on larger, well-financed companies that are leaders in their respective fields. These firms have been active in adjusting their cost structures to the new environment, and have had success in taking market share from weaker competitors. As a result, more of their revenue stream will likely find its way to the bottom-line, as they move forward in a less competitive and reinvigorated marketplace.

In this transitional environment, we remain very well diversified across most economic sectors, with a bias towards those companies that we believe will be in good position to take advantage of the stronger economic environment that is gradually unfolding.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
      EQUITY FUND - CLASS C*, THE STANDARD & POOR'S BARRA GROWTH INDEX AND
                        THE STANDARD & POOR'S 500 INDEX

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

-------------------------------------------------
                       EQUITY FUND
              AVERAGE ANNUAL TOTAL RETURNS**

          1 YEAR     5 YEARS     SINCE INCEPTION*
CLASS A  (10.03%)     0.60%           5.20%
CLASS B      --         --          (19.32%)***
CLASS C   (5.66%)     0.74%           4.89%
-------------------------------------------------

EQUITY FUND - CLASS C                   $15,229
STANDARD & POOR'S BARRA GROWTH INDEX    $30,777
STANDARD & POOR'S 500 INDEX             $30,218

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A and Class B shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A and Class B shares commenced on August 2, 1993 and May 1, 2001, respectively.
**Returns shown above are adjusted for maximum applicable sales charges. ***Represents total return since May 1, 2001.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

ENHANCED 30 FUND

A synchronized global economic recovery is underway with the United States leading the way. As a result of that recovery, which seemed to be proceeding at a rapid pace, the Federal Reserve Board announced that it was shifting from a policy of monetary easing to one of neutrality, a change that surprised many investors.

We continue to believe that the Dow Jones Industrial Average will trade in a narrow range over the next few months. The downside risk will be limited by a steady flow of positive economic news and the watchful eye of the Fed, while the upside will be constrained by the higher than normal price/earnings ratio for the market.

The past twelve months, ended March 31, 2002, saw the popular S&P 500 Index return only 0.24% and the Dow Industrial Average return 7.21%. The Enhanced 30 Fund's (Class A) return at 3.86% lagged the Dow for the year. [Performance is calculated net of fees and without sales charge.] The cumulative return of the Fund over the last 23 months (since inception) is -8.4%, which compares favorably with the -19.0% for the S&P 500 Index, but lagged the 0.20% return for the Dow for the same period.

The table below shows the names of the eight DOW stocks we replaced and the new additions:

           We    AT&T                   General Motors
     Replaced:   Alcoa                  International Paper
                 Caterpillar            Philip Morris
                 Eastman Kodak          Procter & Gamble

         With    Bristol - Myers        El Paso Corp.
        These:   Bank of America        Equity Office Prop.
                 Cisco Systems          Kimberly-Clark
                 Computer Sciences      Pfizer

Transactions:

Significant transactions during the year included the switch from Sprint to Equity Office Properties in the second quarter of 2001, replacing Lucent with Computer Sciences in the third quarter, and the switch from Abbott Laboratories to Bristol Myers in the fourth quarter. There were no significant transactions in the first quarter of 2002.

We continue with our emphasis on growth and stability versus the Dow.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ENHANCED 30 FUND - CLASS A* AND THE DOW JONES INDUSTRIAL AVERAGE

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

------------------------------------
          ENHANCED 30 FUND
   AVERAGE ANNUAL TOTAL RETURNS**

          1 YEAR     SINCE INCEPTION
CLASS A   (2.08%)       (7.55%)
CLASS B      --         (8.41%)***
CLASS C    3.00%        (5.31%)
------------------------------------

ENHANCED 30 FUND - CLASS A         $8,634
DOW JONES INDUSTRIAL AVERAGE       $9,947

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares was May 1, 2000 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and May 16, 2000, respectively.
**The average annual total returns shown above are adjusted for maximum applicable sales charges.
***Represents total return since May 1, 2001.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

VALUE PLUS FUND

The Touchstone Value Plus Fund (Class A) returned a positive 2.34% in the one-year period ended March 31, 2002, compared to a positive return of 0.24% and a negative return of 4.28% for its benchmarks, the Standard & Poor's 500 Index and the Standard & Poor's Barra Value Index, respectively. [Performance is calculated net of fees and without sales charge.]

Over the last twelve months, the stock market experienced a multitude of challenges. A short rally in April and May of last year gave way to a continued slump in overall stock prices that began almost two years ago. Then in September and October, the market was dealt two unprecedented blows. First was the tragic terrorist attack on the World Trade Center and the Pentagon on September 11th, and the second was the collapse of one of corporate America's largest companies, Enron. Both jolted the markets, but the S&P 500 Index somehow found the ability to rally 18% from the lows of September 21st to the end of the first quarter 2002.

Much of the recent economic data supports our case that the economy has bottomed, and is in the process of improving. The ongoing shift in the economic cycle has already had a number of implications for investors, and has created a sense that the Federal Reserve Board's maintenance of low interest rates has run its full course. The markets will want to see concrete evidence of earnings progression as we move through the rest of this year.

For the last twelve months, the technology and financial sectors contributed the most to performance of the portfolio. Lexmark and North Fork Bancorp were the best performers, respectively. Other notable performers were Wellpoint and Magna International. Consumer staples and industrials were the weakest sectors of the portfolio with Kimberly Clark and Tyco International leading the downside.

Our belief is that we saw the trough in earnings in the fourth quarter of 2001, and the benefits of the unprecedented liquidity injection from the Fed will allow for earnings to reaccelerate as we progress through this year. As a result, we have begun to position the portfolio to benefit from the gradual improvement in GDP and corporate earnings that we anticipate.

As we look forward, we believe that unprecedented amount of liquidity injected into the system last year by the Federal Reserve will allow for an upturn in the economy and corporate profits as we progress through 2002. While earnings expectations for some sectors are still being reset by management, notably technology and telecommunications, we believe that a good portion of companies have realistic earnings expectations going forward. This should help eliminate the negative preannouncement trends that have been a big part of the negative psychology in the market, and allow a solid base from which earnings can grow. The major element keeping this recovery from being V-shaped is the level of debt in both the corporate and consumer sectors. While we believe this is manageable and will not undo the expected economic and earnings recovery, it may rein-in the overall market returns during this year.

                           TOUCHSTONE FAMILY OF FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            VALUE PLUS FUND - CLASS A*, STANDARD & POOR'S 500 INDEX
                    AND STANDARD & POOR'S BARRA VALUE INDEX

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

------------------------------------
         VALUE PLUS FUND
   AVERAGE ANNUAL TOTAL RETURNS**

          1 YEAR     SINCE INCEPTION
CLASS A   (3.58%)        3.24%
CLASS B      --         (9.76%)***
CLASS C    1.60%         3.81%
------------------------------------

VALUE PLUS FUND - CLASS A     $11,329
S&P BARRA VALUE INDEX         $10,770
S&P 500 INDEX                 $10,727

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 1, 1998 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively.
**The average annual total returns shown above are adjusted for maximum applicable sales charges. The Class C performance information is calculated using the historical performance information of the Fund's predecessor, which was another mutual fund that began operations on May 1, 1998.
***Represents total return since May 1, 2001.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002

==============================================================================================================
                                                            INTERNATIONAL   EMERGING   AGGRESSIVE    GROWTH/
                                                                EQUITY       GROWTH      GROWTH       VALUE
(000's)                                                          FUND         FUND        FUND         FUND
--------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost ................................................   $   8,632    $ 209,046   $  16,901    $ 188,972
                                                              ===============================================
   At market value ........................................   $   8,838    $ 228,411   $  14,686    $ 169,286
Cash ......................................................         408       30,368           1            4
Foreign currency (Cost $11,-,-,-) .........................          11           --          --           --
Dividends and interest receivable .........................          23           53           1           43
Receivable for capital shares sold ........................           7        6,745         160          681
Receivable for securities sold ............................         179       16,653          --           --
Receivable from affiliates ................................          12           --          --           31
Foreign tax reclaims ......................................          10           --          --           --
Other assets ..............................................          --           --          10           22
                                                              -----------------------------------------------
TOTAL ASSETS ..............................................       9,488      282,230      14,858      170,067
                                                              -----------------------------------------------

LIABILITIES
Payable for securities purchased ..........................         236       29,161          --           --
Payable for capital shares redeemed .......................           2          371          41        3,711
Payable to affiliates .....................................          --          181          14           --
Line of credit ............................................          --           --       1,395           --
Other accrued expenses and liabilities ....................          27           54          65          218
                                                              -----------------------------------------------
TOTAL LIABILITIES .........................................         265       29,767       1,515        3,929
                                                              -----------------------------------------------

NET ASSETS ................................................   $   9,223    $ 252,463   $  13,343    $ 166,138
                                                              ===============================================

NET ASSETS CONSIST OF:
Paid-in capital ...........................................   $  13,765    $ 228,074   $  19,945    $ 222,348
Undistributed (distributions in excess of)
   net investment income ..................................          (1)          --         105           --
Accumulated net realized gains (losses) from
   security transactions ..................................      (4,747)       5,024      (4,492)     (36,524)
Net unrealized appreciation/depreciation on investments ...         206       19,365      (2,215)     (19,686)
                                                              -----------------------------------------------

NET ASSETS ................................................   $   9,223    $ 252,463   $  13,343    $ 166,138
                                                              ===============================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares .................   $   5,945    $ 169,781   $  11,626    $ 121,791
                                                              ===============================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ....................         868        8,697         934        6,699
                                                              ===============================================
Net asset value and redemption price per share ............   $    6.84    $   19.52   $   12.45    $   18.18
                                                              ===============================================
Maximum offering price per share ..........................   $    7.26    $   20.71   $   13.21    $   19.29
                                                              ===============================================

                           TOUCHSTONE FAMILY OF FUNDS
                                       20

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
==============================================================================================================
                                                            INTERNATIONAL   EMERGING   AGGRESSIVE    GROWTH/
                                                                EQUITY       GROWTH      GROWTH       VALUE
(000's)                                                          FUND         FUND        FUND         FUND
--------------------------------------------------------------------------------------------------------------

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares .................   $     117    $  15,335   $     161    $   3,380
                                                              ===============================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ....................          18          840          13          190
                                                              ===============================================
Net asset value and redemption price per share ............   $    6.47    $   18.25   $   12.29    $   17.78
                                                              ===============================================
Maximum offering price per share ..........................   $    6.47    $   18.25   $   12.29    $   17.78
                                                              ===============================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares .................   $   3,161    $  67,347   $   1,556    $  40,967
                                                              ===============================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ....................         489        3,688         126        2,304
                                                              ===============================================
Net asset value and redemption price per share ............   $    6.46    $   18.26   $   12.30    $   17.78
                                                              ===============================================
Maximum offering price per share ..........................   $    6.46    $   18.26   $   12.30    $   17.78
                                                              ===============================================

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002

==================================================================================================
                                                                EQUITY    ENHANCED 30   VALUE PLUS
(000's)                                                          FUND         FUND         FUND
--------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost ................................................   $  72,925    $   9,595    $  89,579
                                                              ===================================
   At market value ........................................   $  71,637    $   9,255    $  89,286
Cash ......................................................           1           --        6,113
Dividends and interest receivable .........................          16           14           56
Receivable for capital shares sold ........................          59           61          221
Receivable for securities sold ............................          --           --          848
Receivable from affiliates ................................          --            1           --
Other assets ..............................................          24            9            4
                                                              -----------------------------------
TOTAL ASSETS ..............................................      71,737        9,340       96,528
                                                              -----------------------------------

LIABILITIES
Payable for securities purchased ..........................          --           --          467
Payable for capital shares redeemed .......................       2,235            3           58
Payable to affiliates .....................................          55           --           74
Other accrued expenses and liabilities ....................          83           16           37
                                                              -----------------------------------
TOTAL LIABILITIES .........................................       2,373           19          636
                                                              -----------------------------------

NET ASSETS ................................................   $  69,364    $   9,321    $  95,892
                                                              ===================================

NET ASSETS CONSIST OF:
Paid-in capital ...........................................   $  87,920    $   9,777    $  96,895
Undistributed net investment income .......................          --            8           20
Accumulated net realized losses from
   security transactions ..................................     (17,268)        (124)        (730)
Net unrealized depreciation on investments ................      (1,288)        (340)        (293)
                                                              -----------------------------------

NET ASSETS ................................................   $  69,364    $   9,321    $  95,892
                                                              ===================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares .................   $  67,461    $   7,561    $  93,214
                                                              ===================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ....................       5,569          823        8,884
                                                              ===================================
Net asset value and redemption price per share ............   $   12.11    $    9.19    $   10.49
                                                              ===================================
Maximum offering price per share ..........................   $   12.85    $    9.75    $   11.13
                                                              ===================================

                           TOUCHSTONE FAMILY OF FUNDS
                                       22

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
==================================================================================================
                                                                EQUITY    ENHANCED 30   VALUE PLUS
(000's)                                                          FUND         FUND         FUND
--------------------------------------------------------------------------------------------------
PRICING OF CLASS B SHARES
Net assets attributable to Class B shares .................   $      34    $     860    $     130
                                                              ===================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ....................           3           94           13
                                                              ===================================
Net asset value and redemption price per share ............   $   11.55    $    9.13    $   10.18
                                                              ===================================
Maximum offering price per share ..........................   $   11.55    $    9.13    $   10.18
                                                              ===================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares .................   $   1,869    $     900    $   2,548
                                                              ===================================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ....................         162           99          250
                                                              ===================================
Net asset value and redemption price per share ............   $   11.50    $    9.13    $   10.18
                                                              ===================================
Maximum offering price per share ..........................   $   11.50    $    9.13    $   10.18
                                                              ===================================

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002(A)
================================================================================
                                                        INTERNATIONAL  EMERGING
                                                            EQUITY      GROWTH
(000's)                                                      FUND        FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends(B) ............................................  $    150    $    334
Interest ................................................        37         211
                                                           --------------------
TOTAL INVESTMENT INCOME .................................       187         545
                                                           --------------------

EXPENSES
Investment advisory fees ................................       106         849
Distribution expenses, Class A ..........................        19         193
Distribution expenses, Class B ..........................        --          49
Distribution expenses, Class C ..........................        36         235
Sponsor fees ............................................        22         212
Transfer agent fees, Common .............................        24          35
Transfer agent fees, Class A ............................        14          68
Transfer agent fees, Class B ............................         6           9
Transfer agent fees, Class C ............................         6          27
Professional fees .......................................         9          15
Registration fees, Common ...............................        25          28
Registration fees, Class A ..............................         4          14
Registration fees, Class B ..............................         4           4
Registration fees, Class C ..............................         4           4
Custodian fees ..........................................       258         196
Trustees' fees and expenses .............................         8           7
Reports to shareholders .................................        --          28
Other expenses ..........................................        12          14
                                                           --------------------
TOTAL EXPENSES ..........................................       557       1,987
Fees waived and/or expenses reimbursed by the Adviser ...      (303)        (38)
Class A expenses reimbursed .............................       (23)        (94)
Class B expenses reimbursed .............................        (9)         --
Class C expenses reimbursed .............................       (15)        (80)
                                                           --------------------
NET EXPENSES ............................................       207       1,775
                                                           --------------------

NET INVESTMENT LOSS .....................................       (20)     (1,230)
                                                           --------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from:
   Security transactions ................................    (3,654)      5,583
   Foreign currency transactions ........................       (26)         --
Net change in unrealized appreciation/depreciation on:
   Investments ..........................................     2,407      17,058
                                                           --------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS    (1,273)     22,641
                                                           --------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...  $ (1,293)   $ 21,411
                                                           ====================

(A) Except for Class B shares which represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B)  Net of foreign tax withholding of: .................        18          --

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002(A)

=====================================================================================================
                                                       AGGRESSIVE   GROWTH/
                                                         GROWTH      VALUE       EQUITY   ENHANCED 30
(000's)                                                   FUND        FUND        FUND        FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ...........................................   $     24    $    611    $    264    $    120
Interest ............................................          3         237          61           7
                                                        --------------------------------------------
TOTAL INVESTMENT INCOME .............................         27         848         325         127
                                                        --------------------------------------------

EXPENSES
Investment advisory fees ............................        153       1,366         513          48
Distribution expenses, Class A ......................         16         297         166          10
Distribution expenses, Class B ......................          1          17          --           3
Distribution expenses, Class C ......................          9         420          21           3
Transfer agent fees, Class A ........................         50         197          32          12
Transfer agent fees, Class B ........................         12          11          11          11
Transfer agent fees, Class C ........................         11         109          12          12
Accounting services fees ............................         47          59          52          47
Registration fees, Common ...........................          4          --          12           6
Registration fees, Class A ..........................         14           9          11          12
Registration fees, Class B ..........................         11          11           7           9
Registration fees, Class C ..........................         12          13          10          12
Interest expense ....................................         63           1          --          --
Custodian fees ......................................         16          31          24           3
Professional fees ...................................         13          43          27           9
Postage and supplies ................................         28         136           5           4
Trustees' fees and expenses .........................          8           9           6           7
Sponsor fees ........................................         --          --          --          16
Reports to shareholders .............................         48          79          40          26
Other expenses ......................................          2           5           3           2
                                                        --------------------------------------------
TOTAL EXPENSES ......................................        518       2,813         952         252
Fees waived and/or expenses reimbursed by the Adviser       (116)         --         (15)       (105)
Class A expenses reimbursed .........................        (67)         --          (7)        (43)
Class B expenses reimbursed .........................         (7)         --         (10)        (12)
Class C expenses reimbursed .........................        (17)         --          (5)        (12)
                                                        --------------------------------------------
NET EXPENSES ........................................        311       2,813         915          80
                                                        --------------------------------------------

NET INVESTMENT INCOME (LOSS) ........................       (284)     (1,965)       (590)         47
                                                        --------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions ......     (2,078)    (27,888)    (13,369)        (25)
Net change in unrealized appreciation/depreciation
   on investments ...................................        959      11,151       1,606         325
                                                        --------------------------------------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS ..........................     (1,119)    (16,737)    (11,763)        300
                                                        --------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS   $ (1,403)   $(18,702)   $(12,353)   $    347
                                                        ============================================

(A) Except for Class B shares which represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002(A)
================================================================================
                                                                        VALUE
                                                                         PLUS
(000's)                                                                  FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends(B) .......................................................   $  1,142
Interest ...........................................................         80
                                                                       --------
TOTAL INVESTMENT INCOME ............................................      1,222
                                                                       --------

EXPENSES
Investment advisory fees ...........................................        599
Distribution expenses, Class A .....................................        193
Distribution expenses, Class C .....................................         21
Sponsor fees .......................................................        160
Transfer agent fees, Common ........................................         21
Transfer agent fees, Class A .......................................         21
Transfer agent fees, Class B .......................................          8
Transfer agent fees, Class C .......................................          8
Registration fees, Common ..........................................          8
Registration fees, Class A .........................................          4
Registration fees, Class B .........................................          4
Registration fees, Class C .........................................          4
Custodian fees .....................................................        147
Professional fees ..................................................         17
Postage and supplies ...............................................         29
Trustees' fees and expenses ........................................          4
Other expenses .....................................................          2
                                                                       --------
TOTAL EXPENSES .....................................................      1,250
Fees waived and/or expenses reimbursed by the Adviser ..............       (144)
Class A expenses reimbursed ........................................        (30)
Class B expenses reimbursed ........................................        (12)
Class C expenses reimbursed ........................................        (13)
                                                                       --------
NET EXPENSES .......................................................      1,051
                                                                       --------

NET INVESTMENT INCOME ..............................................        171
                                                                       --------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions ......................        623
Net change in unrealized appreciation/depreciation on investments ..       (900)
                                                                       --------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ..................       (277)
                                                                       --------

NET DECREASE IN NET ASSETS FROM OPERATIONS .........................   $   (106)
                                                                       ========

(A) Except for Class B shares which represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B)  Net of foreign tax withholding of: ............................          8

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

============================================================================================================
                                                                              INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------
                                                                           YEAR     THREE MONTHS     YEAR
                                                                          ENDED        ENDED        ENDED
                                                                         MARCH 31,    MARCH 31,    DEC. 31,
(000's)                                                                   2002(A)       2001         2000
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss .................................................   $     (20)   $      (9)   $     (95)
Net realized gains (losses) from:
   Security transactions ............................................      (3,654)        (622)       1,310
   Foreign currency transactions ....................................         (26)          (8)         (49)
Net change in unrealized appreciation/depreciation on:
   Investments ......................................................       2,407       (1,642)      (4,197)
   Foreign currency transactions ....................................          --           (3)           2
                                                                        -----------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..........................      (1,293)      (2,284)      (3,029)
                                                                        -----------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A .................................          --           --          (98)
From net investment income, Class C .................................          --           --          (27)
From net realized gains on security transactions, Class A ...........          --           --       (1,753)
From net realized gains on security transactions, Class C ...........          --           --       (1,201)
Return of capital, Class A ..........................................          --           --           (7)
Return of capital, Class C ..........................................          --           --           (2)
                                                                        -----------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...........          --           --       (3,088)
                                                                        -----------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ...........................................     126,016        1,195        8,320
Reinvested distributions ............................................          --           --        1,847
Payments for shares redeemed ........................................    (125,908)      (1,096)      (7,927)
                                                                        -----------------------------------
NET INCREASE IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS ..........         108           99        2,240
                                                                        -----------------------------------
CLASS B
Proceeds from shares sold ...........................................         123           --           --
Payments for shares redeemed ........................................          (1)          --           --
                                                                        -----------------------------------
NET INCREASE IN NET ASSETS FROM CLASS B SHARE TRANSACTIONS ..........         122
                                                                        -----------------------------------
CLASS C
Proceeds from shares sold ...........................................       1,112          963        5,026
Reinvested distributions ............................................          --           --        1,230
Payments for shares redeemed ........................................      (2,198)         (39)      (5,264)
                                                                        -----------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS      (1,086)         924          992
                                                                        -----------------------------------

TOTAL DECREASE IN NET ASSETS ........................................      (2,149)      (1,261)      (2,885)
                                                                        -----------------------------------
NET ASSETS
Beginning of period .................................................      11,372       12,633       15,518
                                                                        -----------------------------------
End of period .......................................................   $   9,223    $  11,372    $  12,633
                                                                        ===================================

(A) Except for Class B shares which represents the period from commencement of operations (May 1, 2001) through March 31, 2002.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

============================================================================================================
                                                                                EMERGING GROWTH FUND
------------------------------------------------------------------------------------------------------------
                                                                           YEAR     THREE MONTHS     YEAR
                                                                          ENDED        ENDED        ENDED
                                                                         MARCH 31,    MARCH 31,    DEC. 31,
(000's)                                                                   2002(A)       2001         2000
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss .................................................   $  (1,230)   $      (5)   $    (103)
Net realized gains (losses) from security transactions ..............       5,583          (46)       2,634
Net change in unrealized appreciation/depreciation on investments ...      17,058       (2,684)       1,456
                                                                        -----------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...............      21,411       (2,735)       3,987
                                                                        -----------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on security transactions, Class A ...........        (304)          --       (2,082)
From net realized gains on security transactions, Class B ...........         (18)          --           --
From net realized gains on security transactions, Class C ...........        (100)          --         (828)
                                                                        -----------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...........        (422)          --       (2,910)
                                                                        -----------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ...........................................     173,723        7,063       15,411
Reinvested distributions ............................................         286           --        1,942
Payments for shares redeemed ........................................     (38,260)      (1,213)     (13,666)
                                                                        -----------------------------------
NET INCREASE IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS ..........     135,749        5,850        3,687
                                                                        -----------------------------------
CLASS B
Proceeds from shares sold ...........................................      14,517           --           --
Reinvested distributions ............................................          17           --           --
Payments for shares redeemed ........................................        (189)          --           --
                                                                        -----------------------------------
NET INCREASE IN NET ASSETS FROM CLASS B SHARE TRANSACTIONS ..........      14,345           --           --
                                                                        -----------------------------------
CLASS C
Proceeds from shares sold ...........................................      57,759        3,016        5,877
Reinvested distributions ............................................          95           --          822
Payments for shares redeemed ........................................      (3,215)        (159)      (5,402)
                                                                        -----------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS ..........      54,639        2,857        1,297
                                                                        -----------------------------------

TOTAL INCREASE IN NET ASSETS ........................................     225,722        5,972        6,061
                                                                        -----------------------------------

NET ASSETS
Beginning of period .................................................      26,741       20,769       14,708
                                                                        -----------------------------------
End of period .......................................................   $ 252,463    $  26,741    $  20,769
                                                                        ===================================

(A) Except for Class B shares which represents the period from commencement of operations (May 1, 2001) through March 31, 2002.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

===============================================================================================================================
                                                       AGGRESSIVE GROWTH            GROWTH/VALUE                 EQUITY
                                                             FUND                       FUND                      FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR         YEAR         YEAR         YEAR         YEAR         YEAR
                                                      ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                     MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
(000's)                                               2002(A)      2001(B)      2002(A)       2001        2002(A)       2001
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss .............................   $    (284)   $    (513)   $  (1,965)   $  (1,074)   $    (590)   $    (396)
Net realized losses from security transactions ..      (2,078)      (3,351)     (27,888)      (8,636)     (13,369)      (1,041)
Net change in unrealized appreciation/
   depreciation on investments ..................         959      (21,052)      11,151      (68,034)       1,606      (25,594)
                                                    --------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ......      (1,403)     (24,916)     (18,702)     (77,744)     (12,353)     (27,031)
                                                    --------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on security transactions,
   Class A ......................................         (29)          --           --           --           --       (2,702)
From net realized gains on security transactions,
   Class B ......................................          --(C)        --           --           --           --           --
From net realized gains on security transactions,
   Class C ......................................          (5)          --           --           --           --         (156)
                                                    --------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS
   TO SHAREHOLDERS ..............................         (34)          --           --           --           --       (2,858)
                                                    --------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold .......................      22,310       21,675       77,944      131,461       79,150       17,919
Reinvested distributions ........................          27           --           --           --           --        2,666
Payments for shares redeemed ....................     (26,839)     (21,590)     (50,366)     (44,095)     (24,094)     (33,091)
                                                    --------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CLASS A SHARE TRANSACTIONS ...................      (4,502)          85       27,578       87,366       55,056      (12,506)
                                                    --------------------------------------------------------------------------
CLASS B
Proceeds from shares sold .......................         234           --        3,762           --           35           --
Payments for shares redeemed ....................         (60)          --          (78)          --           --           --
                                                    --------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS B SHARE TRANSACTIONS ...................         174           --        3,684           --           35           --
                                                    --------------------------------------------------------------------------
CLASS C
Proceeds from shares sold .......................         691        4,197       17,945       48,337          173          523
Reinvested distributions ........................           4           --           --           --           --          153
Payments for shares redeemed ....................        (500)        (624)      (8,277)      (3,909)        (359)        (361)
                                                    --------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS ...................         195        3,573        9,668       44,428         (186)         315
                                                    --------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .........      (5,570)     (21,258)      22,228       54,050       42,552      (42,080)
                                                    --------------------------------------------------------------------------

NET ASSETS
Beginning of period .............................      18,913       40,171      143,910       89,860       26,812       68,892
                                                    --------------------------------------------------------------------------
End of period ...................................   $  13,343    $  18,913    $ 166,138    $ 143,910    $  69,364    $  26,812
                                                    ==========================================================================

(A) Except for Class B shares which represents the period from commencement of operations (May 1, 2001) through March 31, 2002.

(B) Except for Class C shares which represents the period from commencement of operations (May 17, 2000) through March 31, 2001.

(C)  Amount rounds to less than 1.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

=============================================================================================================
                                                        ENHANCED 30                   VALUE PLUS
                                                            FUND                         FUND
-------------------------------------------------------------------------------------------------------------
                                                                                         THREE
                                                      YEAR       PERIOD       YEAR       MONTHS       YEAR
                                                     ENDED       ENDED       ENDED       ENDED       ENDED
                                                    MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   DEC. 31,
(000's)                                              2002(A)     2001(B)     2002(A)      2001        2000
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income ...........................   $     47    $     32    $    171    $     45    $    211
Net realized gains (losses) from
   security transactions ........................        (25)        (99)        623      (1,108)      1,308
Net change in unrealized appreciation/
   depreciation on investments ..................        325        (665)       (900)     (1,346)        (33)
                                                    --------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ..............................        347        (732)       (106)     (2,409)      1,486
                                                    --------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A .............        (37)        (32)       (151)        (46)       (203)
From net investment income, Class B .............         (1)         --          --          --          --
From net investment income, Class C .............         (1)         --          --          --          --
From net realized gains on security transactions,
   Class A ......................................         --          --          --          --      (3,732)
From net realized gains on security transactions,
   Class C ......................................         --          --          --          --        (165)
Return of capital, Class A ......................         --          --          --          --        (963)
Return of capital, Class C ......................         --          --          --          --         (41)
                                                    --------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS ................        (39)        (32)       (151)        (46)     (5,104)
                                                    --------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold .......................      1,075       6,958      53,528       4,860       9,710
Issued from Fund acquisition ....................         --          --          --          --      27,782
Reinvested distributions ........................         37          32         150          44       4,854
Payments for shares redeemed ....................        (30)        (22)    (11,603)       (901)    (20,873)
                                                    --------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS A SHARE TRANSACTIONS ...................      1,082       6,968      42,075       4,003      21,473
                                                    --------------------------------------------------------
CLASS B
Proceeds from shares sold .......................        930          --         128          --          --
Reinvested distributions ........................          1          --          --          --          --
Payments for shares redeemed ....................        (94)         --
                                                    --------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS B SHARE TRANSACTIONS ...................        837          --         128          --          --
                                                    --------------------------------------------------------
CLASS C
Proceeds from shares sold .......................        827         132       1,375          89         259
Issued from fund acquisition ....................         --          --          --          --       1,784
Reinvested distributions ........................         --          --          --          --         199
Payments for shares redeemed ....................        (69)         --        (576)       (308)       (635)
                                                    --------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS C SHARE TRANSACTIONS ..............        758         132         799        (219)      1,607
                                                    --------------------------------------------------------

TOTAL INCREASE IN NET ASSETS ....................      2,985       6,336      42,745       1,329      19,462
                                                    --------------------------------------------------------

                           TOUCHSTONE FAMILY OF FUNDS
                                       30

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
=============================================================================================================
                                                        ENHANCED 30                   VALUE PLUS
                                                            FUND                         FUND
-------------------------------------------------------------------------------------------------------------
                                                                                         THREE
                                                      YEAR       PERIOD       YEAR       MONTHS       YEAR
                                                     ENDED       ENDED       ENDED       ENDED       ENDED
                                                    MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   DEC. 31,
(000's)                                              2002(A)     2001(B)     2002(A)      2001        2000
-------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period .............................      6,336          --      53,147      51,818      32,356
                                                    --------------------------------------------------------
End of period ...................................   $  9,321    $  6,336    $ 95,892    $ 53,147    $ 51,818
                                                    ========================================================

(A) Except for Class B shares which represents the period from commencement of operations (May 1, 2001) through March 31, 2002.

(B) Represents the period from the initial public offering (May 1, 2000 for Class A shares and May 16, 2000 for Class C shares) through March 31, 2001, respectively.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

INTERNATIONAL EQUITY FUND--CLASS A
FINANCIAL HIGHLIGHTS

===================================================================================================================================
                                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   THREE
                                                      YEAR         MONTHS         YEAR          YEAR          YEAR          YEAR
                                                     ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                                    MARCH 31,     MARCH 31,     DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                      2002          2001          2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $    8.31     $   10.08     $   16.52     $   12.89     $   11.41     $   10.63
                                                   -------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income .......................          --(A)         --            --            --            --(A)       0.02
   Net realized and unrealized gains (losses) on
      investments ..............................       (1.47)        (1.77)        (3.18)         5.06          2.27          1.64
                                                   -------------------------------------------------------------------------------
Total from investment operations ...............       (1.47)        (1.77)        (3.18)         5.06          2.27          1.66
                                                   -------------------------------------------------------------------------------

Less distributions:
   Dividends from net investment income ........          --            --         (0.18)        (0.06)        (0.05)        (0.02)
   Distributions from net realized gains .......          --            --         (3.08)        (1.37)        (0.74)        (0.86)
   Return of capital ...........................          --            --            --(A)         --            --            --
                                                   -------------------------------------------------------------------------------
Total distributions ............................          --            --         (3.26)        (1.43)        (0.79)        (0.88)
                                                   -------------------------------------------------------------------------------

Net asset value at end of period ...............   $    6.84     $    8.31     $   10.08     $   16.52     $   12.89     $   11.41
                                                   ===============================================================================

Total return(B) ................................     (17.69%)      (17.56%)(C)   (19.16%)       39.50%        19.94%        15.57%
                                                   ===============================================================================

Net assets at end of period (000's) ............   $   5,945     $   6,384     $   7,654     $   9,043     $   6,876     $   4,761
                                                   ===============================================================================

Ratio of net expenses to average net assets(D) .       1.60%         1.58%(E)      1.60%         1.60%         1.60%         1.60%

Ratio of net investment income (loss)
   to average net assets .......................       0.06%        (0.06%)(E)    (0.37%)       (0.08%)       (0.03%)        0.17%

Portfolio turnover .............................        314%          180%(E)       128%          155%          138%          151%

(A)  Amount rounds to less than $0.01 per share.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 4.62%, 3.62%(E), 3.27%, 4.11%, 5.18%, and 7.07% for the periods ended March 31, 2002 and 2001 and December 31, 2000, 1999, 1998, and 1997, respectively.

(E)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

INTERNATIONAL EQUITY FUND--CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                       ENDED
                                                                     MARCH 31,
                                                                      2002(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ...........................   $   8.45
                                                                     --------

Income (loss) from investment operations:
   Net investment income .........................................       0.04
   Net realized and unrealized losses on investments .............      (2.02)
                                                                     --------
Total from investment operations .................................      (1.98)
                                                                     --------

Net asset value at end of period .................................   $   6.47
                                                                     ========

Total return(B) ..................................................    (23.43%)
                                                                     ========

Net assets at end of period (000's) ..............................   $    117
                                                                     ========

Ratio of net expenses to average net assets(C) ...................      2.35%(D)

Ratio of net investment income to average net assets .............      1.73%(D)

Portfolio turnover rate ..........................................       314%

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and reimbursements by the Adviser, the ratio of expenses to average net assets for the period ended March 31, 2002 would have been 24.70%(D).

(D)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

INTERNATIONAL EQUITY FUND--CLASS C
FINANCIAL HIGHLIGHTS

===============================================================================================================
                                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------
                                                                             THREE
                                                                 YEAR        MONTHS        YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED
                                                               MARCH 31,    MARCH 31,    DEC. 31,     DEC. 31,
                                                                 2002         2001         2000        1999(A)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $   7.88     $   9.57     $  15.92     $  12.51
                                                               -----------------------------------------------

Income (loss) from investment operations:
   Net investment loss .....................................      (0.05)       (0.01)       (0.11)       (0.11)
   Net realized and unrealized gains (losses) on investments      (1.37)       (1.68)       (3.08)        4.89
                                                               -----------------------------------------------
Total from investment operations ...........................      (1.42)       (1.69)       (3.19)        4.78
                                                               -----------------------------------------------

Less distributions:
   Dividends from net investment income ....................         --           --        (0.08)          --
   Distributions from net realized gains ...................         --           --        (3.08)       (1.37)
   Return of capital .......................................         --           --           --(B)        --
                                                               -----------------------------------------------
Total distributions ........................................         --           --        (3.16)       (1.37)
                                                               -----------------------------------------------

Net asset value at end of period ...........................   $   6.46     $   7.88     $   9.57     $  15.92
                                                               ===============================================

Total return(C) ............................................    (18.02%)     (17.66%)(D)  (20.00%)      38.44%
                                                               ===============================================

Net assets at end of period (000's) ........................   $  3,161     $  4,988     $  4,979     $  6,475
                                                               ===============================================

Ratio of net expenses to average net assets(E) .............      2.35%        2.35%(F)     2.35%        2.35%

Ratio of net investment loss to average net assets .........     (0.65%)      (0.67%)(F)   (1.13%)      (0.81%)

Portfolio turnover .........................................       314%         180%(F)      128%         155%

(A)  The class commenced operations on January 1, 1999.

(B)  Amount rounds to less than $0.01 per share.

(C)  Total returns shown exclude the effects of applicable sales loads.

(D)  Not annualized.

(E) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 5.49%, 4.37%(F), 4.02% and 4.86% for the periods ended March 31, 2002 and 2001 and December 31, 2000 and 1999, respectively.

(F)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

EMERGING GROWTH FUND--CLASS A
FINANCIAL HIGHLIGHTS

====================================================================================================================================
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                                    THREE
                                                       YEAR         MONTHS         YEAR          YEAR          YEAR          YEAR
                                                      ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                                     MARCH 31,     MARCH 31,     DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                       2002          2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period ...........  $   15.96     $   17.93     $   16.96     $   13.40     $   13.85     $   11.55
                                                    -------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss ...........................      (0.14)           --         (0.06)        (0.09)        (0.04)        (0.03)
   Net realized and unrealized gains (losses)
      on investments .............................       3.76         (1.97)         4.16          6.18          0.37          3.71
                                                    -------------------------------------------------------------------------------
Total from investment operations .................       3.62         (1.97)         4.10          6.09          0.33          3.68
                                                    -------------------------------------------------------------------------------

Distributions from net realized gains ............      (0.06)           --         (3.13)        (2.53)        (0.78)        (1.38)
                                                    -------------------------------------------------------------------------------

Net asset value at end of period .................  $   19.52     $   15.96     $   17.93     $   16.96     $   13.40     $   13.85
                                                    ===============================================================================

Total return(A) ..................................     22.72%       (10.99%)(B)    25.92%        45.85%         2.57%        32.20%
                                                    ===============================================================================

Net assets at end of period (000's) ..............  $ 169,781     $  19,141     $  15,304     $  10,743     $   8,335     $   4,949
                                                    ===============================================================================

Ratio of net expenses to average net assets(C) ...      1.50%         1.50%(D)      1.50%         1.50%         1.50%         1.50%

Ratio of net investment loss to average net assets     (1.02%)       (0.10%)(D)    (0.40%)       (0.66%)       (0.41%)       (0.30%)

Portfolio turnover ...............................        73%           68%(D)        98%           97%           78%          101%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B)  Not annualized.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.66%, 1.90%(D), 2.37%, 3.29%, 4.11%, and 5.94% for the periods ended March 31, 2002 and 2001 and December 31, 2000, 1999, 1998, and 1997, respectively.

(D)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

EMERGING GROWTH FUND--CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                     PERIOD
                                                                      ENDED
                                                                    MARCH 31,
                                                                     2002(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .........................   $   16.45
                                                                   ---------

Income (loss) from investment operations:
   Net investment loss .........................................       (0.09)
   Net realized and unrealized gains on investments ............        1.95
                                                                   ---------
Total from investment operations ...............................        1.86
                                                                   ---------

Distributions from net realized gains ..........................       (0.06)
                                                                   ---------

Net asset value at end of period ...............................   $   18.25
                                                                   =========

Total return(B) ................................................      11.35%
                                                                   =========

Net assets at end of period (000's) ............................   $  15,335
                                                                   =========

Ratio of net expenses to average net assets(C) .................       2.25%(D)

Ratio of net investment loss to average net assets .............      (1.90%)(D)

Portfolio turnover rate ........................................         73%

(A) Represents the period from commencement of operations (May 1, 2001) through March 31, 2002.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.29%(D) for the period ended March 31, 2002.

(D)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

EMERGING GROWTH FUND--CLASS C
FINANCIAL HIGHLIGHTS

===================================================================================================================
                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                                               THREE
                                                                  YEAR        MONTHS          YEAR          YEAR
                                                                 ENDED         ENDED         ENDED         ENDED
                                                                MARCH 31,     MARCH 31,     DEC. 31,      DEC. 31,
                                                                  2002          2001          2000        1999(A)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $   15.01     $   16.87     $   16.29     $   13.04
                                                               ---------------------------------------------------

Income (loss) from investment operations:
   Net investment income (loss) ............................        0.01         (0.02)        (0.17)        (0.19)
   Net realized and unrealized gains (losses) on investments        3.30         (1.84)         3.88          5.97
                                                               ---------------------------------------------------
Total from investment operations ...........................        3.31         (1.86)         3.71          5.78
                                                               ---------------------------------------------------

Less distributions:
   Dividends from net investment income ....................          --            --         (3.13)        (2.53)
   Distributions from net realized gains ...................       (0.06)           --            --            --
                                                               ---------------------------------------------------
Total distributions ........................................       (0.06)           --         (3.13)        (2.53)
                                                               ---------------------------------------------------

Net asset value at end of period ...........................   $   18.26     $   15.01     $   16.87     $   16.29
                                                               ===================================================

Total return(B) ............................................      22.09%       (11.03%)(C)    24.58%        44.86%
                                                               ===================================================

Net assets at end of period (000's) ........................   $  67,347     $   7,600     $   5,466     $   3,964
                                                               ===================================================

Ratio of net expenses to average net assets(D) .............       2.25%         2.25%(E)      2.25%         2.25%

Ratio of net investment loss to average net assets .........      (1.61%)       (0.63%)(E)    (1.15%)       (1.41%)

Portfolio turnover .........................................         73%           68%(E)        98%           97%

(A)  The class commenced operations on January 1, 1999.

(B)  Total returns shown exclude the effects of applicable sales loads.

(C)  Not annualized.

(D) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.60%, 2.65%(E), 3.12% and 4.03% for the periods ended March 31, 2002 and 2001 and December 31, 2000 and 1999, respectively.

(E)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

AGGRESSIVE GROWTH FUND--CLASS A
FINANCIAL HIGHLIGHTS

====================================================================================================================================
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR         YEAR         YEAR         YEAR     SEVEN MONTHS     YEAR
                                                           ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                          MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,   AUGUST 31,
                                                            2002         2001         2000         1999        1998(A)       1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...............   $   14.67    $   33.71    $   15.73    $   15.81    $   16.29    $   10.95
                                                         --------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss ...............................       (0.26)       (0.41)       (0.24)       (0.27)       (0.15)       (0.17)
   Net realized and unrealized gains (losses)
      on investments .................................       (1.93)      (18.63)       18.30         2.67        (0.33)        5.54
                                                         --------------------------------------------------------------------------
Total from investment operations .....................       (2.19)      (19.04)       18.06         2.40        (0.48)        5.37
                                                         --------------------------------------------------------------------------

Distributions from net realized gains ................       (0.03)          --        (0.08)       (2.48)          --        (0.03)
                                                         --------------------------------------------------------------------------

Net asset value at end of period .....................   $   12.45    $   14.67    $   33.71    $   15.73    $   15.81    $   16.29
                                                         ==========================================================================

Total return(B) ......................................     (14.93%)     (56.48%)     115.03%       15.46%       (2.98%)(C)   49.09%
                                                         ==========================================================================

Net assets at end of period (000's) ..................   $  11,626    $  17,249    $  40,171    $  11,402    $  15,495    $  13,984
                                                         ==========================================================================

Ratio of net expenses to average net assets(D) .......       1.95%        1.70%        1.81%        1.95%        1.95%(E)     1.94%

Ratio of net investment loss to average net assets ...      (1.78%)      (1.50%)      (1.62%)      (1.52%)      (1.66%)(E)   (1.57%)

Portfolio turnover rate ..............................         47%          15%          40%          93%          40%(E)       51%

Amount of debt outstanding at end of period (000's) ..   $   1,395    $     885    $      --    $      --          n/a          n/a

Average daily amount of debt  outstanding
   during the period (000's)(F) ......................   $   1,052    $     810    $     351    $      80          n/a          n/a

Average daily number of  capital shares outstanding
   during the period (000's)(F) ......................       1,088        1,208          756          818          n/a          n/a

Average amount of debt per share during the period(F)   $     0.97    $    0.67    $    0.46    $     0.1          n/a          n/a

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 3.21%, 2.01%, 2.13%, 2.00%, and 2.62% for the periods ended March 31, 2002, March 31, 2001, 2000 and 1999, August 31, 1997, respectively.

(E)  Annualized.

(F)  Based on fund level shares outstanding.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

AGGRESSIVE GROWTH FUND--CLASS B
FINANCIAL HIGHLIGHTS

===============================================================================================
                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------
                                                                                    PERIOD
                                                                                    ENDED
                                                                                   MARCH 31,
                                                                                    2002(A)
-----------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................................   $   17.07
                                                                                  ---------

Loss from investment operations:
   Net investment loss ........................................................       (0.17)
   Net realized and unrealized losses on investments ..........................       (4.58)
                                                                                  ---------
Total from investment operations ..............................................       (4.75)
                                                                                  ---------

Distributions from net realized gains .........................................       (0.03)
                                                                                  ---------

Net asset value at end of period ..............................................   $   12.29
                                                                                  =========

Total return(B) ...............................................................     (27.83%)
                                                                                  =========

Net assets at end of period (000's) ...........................................   $     161
                                                                                  =========

Ratio of net expenses to average net assets(C) ................................       2.70%(D)

Ratio of net investment loss to average net assets ............................      (2.57%)(D)

Portfolio turnover rate .......................................................         47%

Amount of debt outstanding at end of period (000's) ...........................   $   1,395

Average daily amount of debt outstanding during the period (000's)(E) .........   $   1,052

Average daily number of capital shares outstanding during the period (000's)(E)       1,088

Average amount of debt per share during the period(E) .........................   $    0.97

(A) Represents the period from commencement of operations (May 1, 2001) through March 31, 2002.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 10.94%(D) for the period ended March 31, 2002.

(D)  Annualized.

(E)  Based on fund level shares outstanding.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

AGGRESSIVE GROWTH FUND--CLASS C
FINANCIAL HIGHLIGHTS

=============================================================================================================
                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------
                                                                                     YEAR         PERIOD
                                                                                    ENDED         ENDED
                                                                                   MARCH 31,     MARCH 31,
                                                                                     2002         2001(A)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................................   $   14.57     $   29.21
                                                                                  -----------------------

Losses from investment operations:
   Net investment loss ........................................................       (0.34)        (0.26)
   Net realized and unrealized losses on investments ..........................       (1.90)       (14.38)
                                                                                  -----------------------
Total from investment operations ..............................................       (2.24)       (14.64)
                                                                                  -----------------------

Distributions from net realized gains .........................................       (0.03)           --
                                                                                  -----------------------

Net asset value at end of period ..............................................   $   12.30     $   14.57
                                                                                  =======================

Total return(B) ...............................................................     (15.37%)      (50.12%)(C)
                                                                                  =======================

Net assets at end of period (000's) ...........................................   $   1,556     $   1,664
                                                                                  =======================

Ratio of net expenses to average net assets(D) ................................       2.70%         2.18%(E)

Ratio of net investment loss to average net assets ............................      (2.53%)       (1.98%)(E)

Portfolio turnover rate .......................................................         47%           15%

Amount of debt outstanding at end of period (000's) ...........................   $   1,395     $     885

Average daily amount of debt outstanding during the period (000's)(F) .........   $   1,052     $     810

Average daily number of capital shares outstanding during the period (000's)(F)       1,088         1,208

Average amount of debt per share during the period(F) .........................   $    0.97     $    0.67

(A) Represents the period from the commencement of operations (May 17, 2000) through March 31, 2001.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 4.44% and 2.48%(E) for the periods ended March 31, 2002 and 2001, respectively.

(E)  Annualized.

(F)  Based on fund level shares outstanding.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

GROWTH/VALUE FUND--CLASS A
FINANCIAL HIGHLIGHTS

=================================================================================================================================
                                                                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                         YEAR         YEAR         YEAR         YEAR     SEVEN MONTHS     YEAR
                                                        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,   AUGUST 31,
                                                         2002         2001         2000         1999        1998(A)       1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............   $   19.97    $   32.43    $   17.50    $   16.30    $   15.90    $   11.18
                                                      --------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss ............................       (0.18)       (0.13)       (0.16)       (0.17)       (0.08)       (0.13)
   Net realized and unrealized
      gains (losses) on investments ...............       (1.61)      (12.33)       15.51         4.84         1.05         5.39
                                                      --------------------------------------------------------------------------
Total from investment operations ..................       (1.79)      (12.46)       15.35         4.67         0.97         5.26
                                                      --------------------------------------------------------------------------

Distributions from net realized gains .............          --           --        (0.42)       (3.47)       (0.57)       (0.54)

Net asset value at end of period ..................   $   18.18    $   19.97    $   32.43    $   17.50    $   16.30    $   15.90
                                                      ==========================================================================

Total return(B) ...................................      (8.96%)     (38.42%)      88.88%       29.89%        6.43%(C)    47.11%
                                                      ==========================================================================

Net assets at end of period (000's) ...............   $ 121,791    $ 107,435    $  79,066    $  24,664    $  28,649    $  26,778
                                                      ==========================================================================

Ratio of net expenses  to average net assets ......       1.49%        1.54%        1.52%        1.66%        1.66%(D)     1.95%

Ratio of net investment loss to average net assets       (0.98%)      (0.66%)      (1.05%)      (0.93%)      (0.91)(D)    (1.03%)

Portfolio turnover rate ...........................         52%          35%          44%          59%          62%(D)       52%

Amount of debt outstanding at end of period (000's)   $      --          n/a          n/a          n/a          n/a          n/a

Average daily amount of debt  outstanding
   during the period (000's)(E) ...................   $      24          n/a          n/a          n/a          n/a          n/a

Average daily number of  capital shares outstanding
   during the period (000's)(E) ...................       8,481          n/a          n/a          n/a          n/a          n/a

Average amount of debt per share
   during the period(E) ...........................   $    0.00          n/a          n/a          n/a          n/a          n/a

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

(E)  Based on fund level shares outstanding.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

GROWTH/VALUE FUND--CLASS B
FINANCIAL HIGHLIGHTS

===============================================================================================
                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------
                                                                                    PERIOD
                                                                                    ENDED
                                                                                   MARCH 31,
                                                                                    2002(A)
-----------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................................   $   22.74
                                                                                  ---------

Loss from investment operations:
   Net investment loss ........................................................       (0.17)
   Net realized and unrealized losses on investments ..........................       (4.79)
                                                                                  ---------
Total from investment operations ..............................................       (4.96)
                                                                                  ---------

Net asset value at end of period ..............................................   $   17.78
                                                                                  =========

Total return(B) ...............................................................     (21.81%)
                                                                                  =========

Net assets at end of period (000's) ...........................................   $   3,380
                                                                                  =========

Ratio of net expenses to average net assets ...................................       2.37%(C)

Ratio of net investment loss to average net assets ............................      (1.93%)(C)

Portfolio turnover rate .......................................................         52%

Amount of debt outstanding at end of period (000's) ...........................   $      --

Average daily amount of debt outstanding during the period (000's)(D) .........   $      24

Average daily number of capital shares outstanding during the period (000's)(D)       8,481

Average amount of debt per share during the period(D) .........................   $    0.00

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C)  Annualized.

(D)  Based on fund level shares outstanding.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

GROWTH/VALUE FUND--CLASS C
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                             PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR          YEAR         PERIOD
                                                                                    ENDED         ENDED         ENDED
                                                                                   MARCH 31,     MARCH 31,     MARCH 31,
                                                                                     2002          2001         2000(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................................   $   19.74     $   32.30     $   18.65
                                                                                  -------------------------------------

Income (loss) from investment operations:
   Net investment loss ........................................................       (0.32)        (0.19)        (0.11)
   Net realized and unrealized gains (losses) on investments ..................       (1.64)       (12.37)        14.18
                                                                                  -------------------------------------
Total from investment operations ..............................................       (1.96)       (12.56)        14.07
                                                                                  -------------------------------------

Dividends from net investment income ..........................................          --            --         (0.42)
                                                                                  -------------------------------------

Net asset value at end of period ..............................................   $   17.78     $   19.74     $   32.30
                                                                                  =====================================

Total return(B) ...............................................................      (9.93%)      (38.89%)       76.52%(C)
                                                                                  =====================================

Net assets at end of period (000's) ...........................................   $  40,967     $  36,475     $  10,794
                                                                                  =====================================

Ratio of net expenses to average net assets ...................................       2.31%         2.19%         2.33%(D)

Ratio of net investment loss to average net assets ............................      (1.78%)       (1.31%)       (1.77)(D)

Portfolio turnover rate .......................................................         52%           35%           44%

Amount of debt outstanding at end of period (000's) ...........................   $      --           n/a           n/a

Average daily amount of debt outstanding during the period (000's)(E) .........   $      24           n/a           n/a

Average daily number of capital shares outstanding during the period (000's)(E)       8,481           n/a           n/a

Average amount of debt per share during the period(E) .........................   $    0.00           n/a           n/a

(A) Represents the period from the commencement of operations (August 2, 1999) through March 31, 2000.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

(E)  Based on fund level shares outstanding.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

EQUITY FUND-CLASS A
FINANCIAL HIGHLIGHTS

==================================================================================================================
                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31,
                                                ------------------------------------------------------------------
                                                   2002          2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   12.69     $   22.93     $   22.12     $   19.38     $   13.76
                                                -----------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income (loss) .............       (0.10)        (0.18)        (0.05)         0.04          0.09
   Net realized and unrealized gains (losses)
      on investments ........................       (0.48)        (9.14)         4.60          2.73          5.76
                                                -----------------------------------------------------------------
Total from investment operations ............       (0.58)        (9.32)         4.55          2.77          5.85
                                                -----------------------------------------------------------------
Less distributions:
   Dividends from net investment income .....          --            --            --         (0.03)        (0.08)
   Distributions from net realized gains ....          --         (0.92)        (3.74)           --         (0.15)
                                                -----------------------------------------------------------------
Total distributions .........................          --         (0.92)        (3.74)        (0.03)        (0.23)
                                                -----------------------------------------------------------------

Net asset value at end of year ..............   $   12.11     $   12.69     $   22.93     $   22.12     $   19.38
                                                =================================================================

Total return(A) .............................      (4.57%)      (41.73%)       20.60%        14.30%        42.74%
                                                =================================================================

Net assets at end of year (000's) ...........   $  67,461     $  24,634     $  65,274     $  55,561     $  38,336
                                                =================================================================

Ratio of net expenses to average
   net assets(B) ............................       1.30%         1.25%         1.26%         1.31%         1.25%

Ratio of net investment income (loss)
   to average net assets ....................      (0.82%)       (0.61%)       (0.24%)        0.18%         0.53%

Portfolio turnover rate .....................         85%           99%           78%           10%            7%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.33% for the year ended March 31, 2002.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

EQUITY FUND--CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                     PERIOD
                                                                     ENDED
                                                                    MARCH 31,
                                                                     2002(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .........................   $   13.60
                                                                   ---------

Loss from investment operations:
   Net investment loss .........................................       (0.08)
   Net realized and unrealized losses on investments ...........       (1.97)
                                                                   ---------
Total from investment operations ...............................       (2.05)
                                                                   ---------

Net asset value at end of period ...............................   $   11.55
                                                                   =========

Total return(B) ................................................     (15.07%)
                                                                   =========

Net assets at end of period (000's) ............................   $      34
                                                                   =========

Ratio of net expenses to average net assets(C) .................       2.43%(D)

Ratio of net investment loss to average net assets .............      (1.97%)(D)

Portfolio turnover rate ........................................         85%

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 91.72%(D) for the period ended March 31, 2002.

(D)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

EQUITY FUND - CLASS C
FINANCIAL HIGHLIGHTS

==================================================================================================================
                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31,
                                                ------------------------------------------------------------------
                                                   2002          2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   12.19     $   22.32     $   21.86     $   19.34     $   13.77
                                                -----------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss ......................       (0.26)        (0.30)        (0.28)        (0.19)        (0.03)
   Net realized and unrealized gains (losses)
      on investments ........................       (0.43)        (8.91)         4.48          2.71          5.75
                                                -----------------------------------------------------------------
Total from investment operations ............       (0.69)        (9.21)          4.2          2.52          5.72
                                                -----------------------------------------------------------------

Less distributions:
   Distributions from net realized gains ....          --         (0.92)        (3.74)           --         (0.15)
                                                -----------------------------------------------------------------
Total distributions .........................          --         (0.92)        (3.74)           --         (0.15)
                                                -----------------------------------------------------------------

Net asset value at end of year ..............   $   11.50     $   12.19     $   22.32     $   21.86     $   19.34
                                                =================================================================

Total return(A) .............................      (5.66%)      (42.39%)       19.24%        13.03%        41.63%
                                                =================================================================

Net assets at end of year (000's) ...........   $   1,869     $   2,178     $   3,618     $   3,146     $   3,862
                                                =================================================================

Ratio of net expenses to average
   net assets(B) ............................       2.51%         2.32%         2.68%         2.41%         2.00%

Ratio of net investment loss
   to average net assets ....................      (2.05%)       (1.68%)       (1.34%)       (0.92%)       (0.18%)

Portfolio turnover rate .....................         85%           99%           78%           10%            7%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.80% for the year ended March 31, 2002.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

ENHANCED 30 FUND--CLASS A
FINANCIAL HIGHLIGHTS

==========================================================================================
                             PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------
                                                                  YEAR         PERIOD
                                                                 ENDED         ENDED
                                                                MARCH 31,     MARCH 31,
                                                                  2002         2001(A)
------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $    8.90     $   10.00
                                                               -----------------------

Income (loss) from investment operations:
   Net investment income ...................................        0.06          0.05
   Net realized and unrealized gains (losses) on investments        0.28         (1.10)
                                                               -----------------------
Total from investment operations ...........................        0.34         (1.05)
                                                               -----------------------

Dividends from net investment income .......................       (0.05)        (0.05)
                                                               -----------------------

Net asset value at end of period ...........................   $    9.19     $    8.90
                                                               =======================

Total return(C) ............................................       3.86%       (10.57%)(B)
                                                               =======================

Net assets at end of period (000's) ........................   $   7,561     $   6,208
                                                               =======================

Ratio of net expenses to average net assets(D) .............       1.00%         1.00%(E)

Ratio of net investment income to average net assets .......       0.70%         0.54%(E)

Portfolio turnover rate ....................................          9%            3%(E)

(A) Represents the period from the commencement of operations (May 1, 2000) through March 31, 2001.

(B)  Not annualized.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.04% and 2.24%(E) for the periods ended March 31, 2002 and 2001, respectively.

(E)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

ENHANCED 30 FUND--CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                       ENDED
                                                                     MARCH 31,
                                                                      2002(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ..........................   $    9.50
                                                                    ---------

Income (loss) from investment operations:
   Net investment income ........................................        0.02
   Net realized and unrealized losses on investments ............       (0.37)
                                                                    ---------
Total from investment operations ................................       (0.35)
                                                                    ---------

Dividends from net investment income ............................       (0.02)
                                                                    ---------

Net asset value at end of period ................................   $    9.13
                                                                    =========

Total return(B) .................................................      (3.60%)
                                                                    =========

Net assets at end of period (000's) .............................   $     860
                                                                    =========

Ratio of net expenses to average net assets(C) ..................       1.75%(D)

Ratio of net investment income to average net assets ............       0.03%(D)

Portfolio turnover rate .........................................          9%

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 6.13%(D) for the period ended March 31, 2002.

(D)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

ENHANCED 30 FUND--CLASS C
FINANCIAL HIGHLIGHTS

==========================================================================================
                             PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------
                                                                  YEAR         PERIOD
                                                                 ENDED         ENDED
                                                                MARCH 31,     MARCH 31,
                                                                   2002        2001(A)
------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $    8.88     $   10.00
                                                               -----------------------

Income (loss) from investment operations:
   Net investment income ...................................        0.01          0.01
   Net realized and unrealized gains (losses) on investments        0.25         (1.12)
                                                               -----------------------
Total from investment operations ...........................        0.26         (1.11)
                                                               -----------------------

Dividends from net investment income .......................       (0.01)        (0.01)
                                                               -----------------------

Net asset value at end of period ...........................   $    9.13     $    8.88
                                                               =======================

Total return(B) ............................................       3.00%       (11.12%)(C)
                                                               =======================

Net assets at end of period (000's) ........................   $     900     $     128
                                                               =======================

Ratio of net expenses to average net assets(D) .............       1.75%         1.73%(E)

Ratio of net investment loss to average net assets .........      (0.05%)       (0.46%)(E)

Portfolio turnover rate ....................................          9%            3%(E)

(A) Represents the period from the initial public offering (May 16, 2000) through March 31, 2001.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 6.17% and 10.22%(E) for the periods ended March 31, 2002 and 2001, respectively.

(E)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

VALUE PLUS FUND--CLASS A
FINANCIAL HIGHLIGHTS

================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------
                                               YEAR      THREE MONTHS      YEAR          YEAR        PERIOD
                                              ENDED         ENDED         ENDED         ENDED         ENDED
                                             MARCH 31,     MARCH 31,     DEC. 31,      DEC. 31,      DEC. 31
                                               2002          2001          2000          1999        1998(A)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $   10.27     $   10.74     $   11.77     $   10.41     $   10.00
                                            -----------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income ................        0.02          0.01          0.06          0.01          0.02
   Net realized and unrealized gains
      (losses) on investments ...........        0.22         (0.47)         0.12          1.60          0.41
                                            -----------------------------------------------------------------
Total from investment operations ........        0.24         (0.46)         0.18          1.61          0.43
                                            -----------------------------------------------------------------

Less distributions:
   Dividends from net investment income .       (0.02)        (0.01)        (0.06)        (0.01)        (0.02)
   Distributions from net realized gains           --            --         (0.92)        (0.24)           --
   Return of capital ....................          --            --         (0.23)           --            --(B)
                                            -----------------------------------------------------------------
Total distributions .....................       (0.02)        (0.01)        (1.21)        (0.25)        (0.02)
                                            -----------------------------------------------------------------

Net asset value at end of period ........   $   10.49     $   10.27     $   10.74     $   11.77     $   10.41
                                            =================================================================

Total return(C) .........................       2.34%        (4.29%)(D)     1.91%        15.51%         4.29%(D)
                                            =================================================================

Net assets at end of period (000's) .....   $  93,214     $  51,442     $  49,807     $  31,808     $  27,068
                                            =================================================================

Ratio of net expenses to
   average net assets(E) ................       1.30%         1.30%(F)      1.30%         1.30%         1.30%(F)

Ratio of net investment income
   to average net assets ................       0.23%         0.37%(F)      0.51%         0.08%         0.25%(F)

Portfolio turnover ......................         33%           48%(F)        83%           60%           34%

(A)  The Fund commenced operations on May 1, 1998.

(B)  Amount rounds to less than $0.01.

(C)  Total returns shown exclude the effects of applicable sales loads.

(D)  Not annualized.

(E) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.52%, 1.58%(F), 1.71%, 2.02% and 2.25%(E) for the periods ended March 31, 2002 and 2001 and December 31, 2000, 1999 and 1998, respectively.

(F)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

VALUE PLUS FUND--CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                     PERIOD
                                                                     ENDED
                                                                    MARCH 31,
                                                                     2002(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .........................   $   10.72
                                                                   ---------

Income (loss) from investment operations:
   Net investment loss .........................................       (0.01)
   Net realized and unrealized losses on investments ...........       (0.53)
                                                                   ---------
Total from investment operations ...............................       (0.54)
                                                                   ---------

Net asset value at end of period ...............................   $   10.18
                                                                   =========

Total return(B) ................................................      (5.01%)
                                                                   =========

Net assets at end of period (000's) ............................   $     130
                                                                   =========

Ratio of net expenses to average net assets(C) .................       2.05%(D)

Ratio of net investment loss to average net assets .............      (0.77%)(D)

Portfolio turnover rate ........................................         33%

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and reimbursements by the Adviser, the ratio of expenses to average net assets would have been 58.65%(D) for the period ended March 31, 2002.

(D)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

VALUE PLUS FUND--CLASS C
FINANCIAL HIGHLIGHTS

==================================================================================================================
                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------
                                                                  YEAR      THREE MONTHS      YEAR          YEAR
                                                                 ENDED         ENDED         ENDED         ENDED
                                                                MARCH 31,     MARCH 31,     DEC. 31,      DEC. 31,
                                                                  2002          2001          2000        1999(A)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................   $   10.02     $   10.50     $   11.48     $   10.26
                                                               ---------------------------------------------------

Income (loss) from investment operations:
   Net investment loss .....................................       (0.04)        (0.01)        (0.02)        (0.07)
   Net realized and unrealized gains (losses) on investments        0.20         (0.47)         0.19          1.53
                                                               ---------------------------------------------------
Total from investment operations ...........................        0.16         (0.48)         0.17          1.46
                                                               ---------------------------------------------------

Less distributions:
   Distributions from net realized gains ...................          --            --         (0.92)        (0.24)
   Return of capital .......................................          --            --         (0.23)           --
                                                               ---------------------------------------------------
Total distributions ........................................          --            --         (1.15)        (0.24)
                                                               ---------------------------------------------------

Net asset value at end of period ...........................   $   10.18     $   10.02     $   10.50     $   11.48
                                                               ===================================================

Total return(B) ............................................       1.60%        (4.57%)(C)     1.87%        14.24%
                                                               ===================================================

Net assets at end of period (000's) ........................   $   2,548     $   1,705     $   2,011     $     548
                                                               ===================================================

Ratio of net expenses to average net assets(D) .............       2.05%         2.05%(E)      2.05%         2.05%

Ratio of net investment loss to average net assets .........      (0.51%)       (0.33%)(E)    (0.21%)       (0.65%)

Portfolio turnover .........................................         33%           48%(E)        83%           60%

(A)  The class commenced operations on January 1, 1999.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.85%, 2.99%(E), 2.46% and 2.76% for the periods ended March 31, 2002 and 2001 and December 31, 2000 and 1999, respectively.

(E)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
================================================================================

1.   ORGANIZATION

The International Equity Fund, Emerging Growth Fund, Aggressive Growth Fund, Growth/Value Fund, Equity Fund, Enhanced 30 Fund, and Value Plus Fund
(individually, a Fund, and collectively, the Funds) are each a series of Touchstone Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund. Effective May 1, 2001, Class B shares commenced operations for the Funds.

Prior to May 1, 2000, the International Equity Fund, Emerging Growth Fund and Value Plus Fund were part of the Touchstone Series Trust, a Massachusetts business trust organized on February 7, 1994 and registered under the Act as an open-end management investment company. Effective May 1, 2000, the Funds were merged into separate series of the Trust and their fiscal year ends were changed from December 31 to March 31.

The International Equity Fund seeks long-term growth of capital through investment in equity securities of foreign issuers. Under normal circumstances, the Fund will invest at least 80% of net assets in the common stock and preferred stock of foreign companies, in at least three countries outside the United States.

The Emerging Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal by investing primarily (at least 65% of total assets) in emerging growth companies.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes. The Fund invests primarily in stocks of domestic companies whose valuation may not yet reflect the prospects for accelerated earnings/cash flow growth.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in domestic stocks of mid to large-cap growth companies that the portfolio manager believes have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3 to 5year period.

The Equity Fund seeks long-term growth of capital. The Fund invests primarily (at least 65% of total assets) in a diversified portfolio of common stocks, which are believed to have growth attributes superior to the general market.

The Enhanced 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average. The Fund's portfolio is based on the 30 stocks that comprise the Dow Jones Industrial Average.

The Value Plus Fund seeks to increase the value of Fund shares over the long-term by investing primarily (at least 65% of total assets)in common stocks of larger companies that the portfolio manager believes are undervalued.

The International Equity Fund, Emerging Growth Fund, Growth/Value Fund, Equity Fund, Enhanced 30 Fund, Value Plus Fund and Aggressive Growth Fund each offer three classes of shares: Class A shares (currently sold subject to a maximum front-end sales load of 5.75% and a distribution fee of up to 0.25% of average daily net assets), Class B shares (sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a distribution fee of up to 1.00% of average daily net asses that are attributable to Class B shares) and Class C shares (effective May 1, 2001 sold subject to a 1% contingent deferred sales load for a one-year period and a distribution fee of up to 1% of average daily net assets). Each Class A, Class B and Class C

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B and Class C shares bear the expenses of higher distribution fees, which is expected to cause Class B and Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Foreign currency value translation - The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are isolated in the Statements of Operations from the effects of changes in market prices of these securities as net realized and unrealized gain or loss from foreign currency transactions.

Forward foreign currency and spot contracts - The International Equity Fund, Emerging Growth Fund and Value Plus Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Board of Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation and depreciation of forward foreign currency contracts. As of March 31, 2002, no Fund held open forward foreign currency or spot contracts.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

The maximum offering price per share of Class A shares of the Aggressive Growth Fund, Growth/Value Fund, and Equity Fund is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class B and Class C shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of a Fund is equal to the net asset value per share. However, Class B and Class C shares of the Funds are subject to a contingent deferred sales load of 5% and 1%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase. The contingent deferred sales charge for Class B shares will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge for Class B shares.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid to shareholders quarterly for the Equity Fund, Enhanced 30 Fund, and Value Plus Fund and annually for the International Equity Fund, Emerging Growth Fund, Aggressive Growth Fund and Growth/Value Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended March 31, 2002 and 2001 was as follows:

---------------------------------------------------------------------------------------------------------------------
                                 INTERNATIONAL EQUITY    EMERGING GROWTH      AGGRESSIVE GROWTH        GROWTH/VALUE
                                         FUND                  FUND                  FUND*                 FUND
---------------------------------------------------------------------------------------------------------------------
                                   2002       2001       2002       2001       2001       2000       2002       2001
---------------------------------------------------------------------------------------------------------------------
From ordinary income ..........   $   --     $   --    $ 30,646    $   --     $   --     $   --     $   --     $   --
From long-term capital gains ..       --         --     391,279        --         --         --         --         --
                                  -----------------------------------------------------------------------------------
                                  $   --     $   --    $421,925    $   --     $   --     $   --     $   --     $   --
                                  ===================================================================================
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                          EQUITY                 ENHANCED 30                VALUE PLUS
                                           FUND                      FUND                      FUND
-------------------------------------------------------------------------------------------------------------
                                      2002         2001         2002         2001         2002         2001
-------------------------------------------------------------------------------------------------------------
From ordinary income ..........   $       --   $       --   $   38,704   $   32,332   $  153,311   $   42,956
From long-term capital gains ..           --    2,858,101           --           --           --           --
                                  ---------------------------------------------------------------------------
                                  $       --   $2,858,101   $   38,704   $   32,332   $  153,311   $   42,956
                                  ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

Reclassification of capital accounts - These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses.

                                                  UNDISTRIBUTED   ACCUMULATED
                                       PAID-IN    NET INVESTMENT  NET REALIZED
                                       CAPITAL        INCOME     GAINS/(LOSSES)
--------------------------------------------------------------------------------
International Equity Fund .......   $   (44,780)   $    18,435   $    26,345
Emerging Growth Fund ............    (1,247,462)     1,228,558        18,904
Aggressive Growth Fund ..........      (388,902)       388,902            --
Growth/Value Fund ...............    (1,199,186)     1,964,913      (765,727)
Equity Fund .....................      (590,362)       590,362            --
--------------------------------------------------------------------------------
* The amounts represented for the Aggressive Growth Fund are based on a tax year end of August 31.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

The following information is computed on a tax basis for each item as of March 31, 2002:

------------------------------------------------------------------------------------------------------------
                                            INTERNATIONAL      EMERGING        AGGRESSIVE        GROWTH/
                                               EQUITY           GROWTH           GROWTH           VALUE
                                                FUND             FUND             FUND*            FUND
------------------------------------------------------------------------------------------------------------
Cost of portfolio investments ..........   $   8,912,753    $ 209,231,799    $  16,900,782    $ 188,972,219
                                           ================================================================
Gross unrealized appreciation ..........         369,403       25,919,911        2,044,838       16,395,976
Gross unrealized depreciation ..........        (445,150)      (6,740,575)      (4,259,466)     (36,082,438)
                                           ----------------------------------------------------------------
Net unrealized appreciation/depreciation         (75,747)      19,179,336       (2,214,628)     (19,686,462)
                                           ================================================================
Post-October losses ....................      (1,246,235)              --       (1,654,345)     (12,070,148)
                                           ================================================================
Capital loss carryforward ..............      (3,220,021)              --             (871)     (24,453,950)
                                           ================================================================
Undistributed long-term gains ..........              --        5,210,033               --               --
                                           ================================================================
   Accumulated earnings (deficit) ......   $  (4,542,003)   $  24,389,369    $  (3,869,844)   $ (56,210,560)
                                           ================================================================
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                               EQUITY        ENHANCED 30       VALUE PLUS
                                                FUND             FUND             FUND
-------------------------------------------------------------------------------------------
Cost of portfolio investments ..........   $  73,320,478    $   9,595,210    $  90,100,327
                                           ===============================================
Gross unrealized appreciation ..........       5,689,529          782,959        7,777,379
Gross unrealized depreciation ..........      (7,373,387)      (1,122,810)      (8,591,669)
                                           -----------------------------------------------
Net unrealized appreciation/depreciation      (1,683,858)        (339,851)        (814,290)
                                           ===============================================
Post-October losses ....................      (4,701,052)              --               --
                                           ===============================================
Capital loss carryforward ..............     (12,172,049)        (124,260)        (209,088)
                                           ===============================================
Undistributed ordinary income ..........              --            8,560           18,715
                                           ===============================================
   Accumulated earnings (deficit) ......   $ (18,556,959)   $    (455,551)   $  (1,004,663)
                                           ===============================================
-------------------------------------------------------------------------------------------

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

The capital loss carryforwards as of March 31, 2002 in the table above expire as follows:

--------------------------------------------------------------------------------
                                                      AMOUNT     EXPIRATION DATE
--------------------------------------------------------------------------------
International Equity Fund ......................   $   782,162    March 31, 2009
                                                     2,437,859    March 31, 2010
Aggressive Growth Fund .........................           871   August 31, 2008
Growth/Value Fund ..............................     2,005,441    March 31, 2009
                                                    22,448,509    March 31, 2010
Equity Fund ....................................    12,172,049    March 31, 2010
Enhanced 30 Fund ...............................        99,480    March 31, 2009
                                                        24,780    March 31, 2010
Value Plus Fund ................................       209,088    March 31, 2009
--------------------------------------------------------------------------------

The capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the current fiscal year capital loss carryforwards of $128,921 and $816,563 were utilized for the Emerging Growth and Value Plus Funds, respectively.

* The amounts represented for the Aggressive Growth Fund are adjusted for an August 31, 2001 tax year.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

3.   INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows for the year ended March 31, 2002:

--------------------------------------------------------------------------------------------------------------
                                                    INTERNATIONAL     EMERGING      AGGRESSIVE      GROWTH/
                                                        EQUITY         GROWTH         GROWTH         VALUE
                                                         FUND           FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------------
Purchases of investment securities ...............   $ 32,018,900   $261,924,649   $  7,668,432   $135,901,898
                                                     ---------------------------------------------------------
Proceeds from sales and maturities
   of investment securities ......................   $ 33,459,946   $ 70,307,224   $ 11,584,335   $ 80,187,938
                                                     ---------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                        EQUITY      ENHANCED 30     VALUE PLUS
                                                         FUND           FUND           FUND
-----------------------------------------------------------------------------------------------
Purchases of investment securities ...............   $110,287,497   $  3,320,331   $ 71,778,391
                                                     ------------------------------------------
Proceeds from sales and maturities
   of investment securities ......................   $ 55,647,650   $    643,855   $ 24,547,309
                                                     ------------------------------------------
-----------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES

The President and certain other officers of the Trust are also officers of Touchstone Advisors, Inc. (the Adviser), the Trust's investment adviser, or Touchstone Securities, Inc. (the Underwriter), the Trust's principal underwriter, and Integrated Fund Services, Inc. (Integrated), the Trust's administrator, transfer agent and accounting services agent. The Adviser, the Underwriter and Integrated are each wholly-owned, indirect subsidiaries of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENTS
The Adviser provides general investment supervisory services for the Funds, under the terms of separate Management Agreements. Under the Management Agreements, the Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Aggressive Growth Fund and Growth/Value Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million. The International Equity Fund, Emerging Growth Fund, Enhanced 30 Fund and Value Plus Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.95%, 0.80%, 0.65% and 0.75%, respectively, of average daily net assets.

Credit Suisse Asset Management LLC (Credit Suisse) has been retained by the Adviser to manage the investments of the International Equity Fund. The Adviser (not the Fund) pays Credit Suisse a fee for these services.

TCW Investment Management Company (TCW), effective May 1, 2001, and Westfield Capital Management Company, Inc. (Westfield) have been retained by the Adviser to manage the investments of the Emerging Growth Fund. The Adviser (not the Fund) pays TCW and Westfield a fee for these services.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Aggressive Growth Fund and Growth/Value Fund. The Adviser (not the Funds) pays Mastrapasqua a fee for these services.

Fort Washington Investment Advisors, Inc. (Fort Washington) has been retained by the Adviser to manage the investments of the Equity Fund and Value Plus Fund. The Adviser (not the Funds) pays Fort Washington a fee for these services.

Todd Investment Advisors, Inc. (Todd) has been retained by the Adviser to manage the investments of the Enhanced 30 Fund. The Adviser (not the Fund) pays Todd a fee for these services.

In order to reduce operating expenses during the year ended March 31, 2002, the Adviser waived $22,386 of sponsor fees, waived $106,332 of its advisory fees and reimbursed $174,255, $22,452, $8,914 and $15,089 of Common, Class A, Class B and Class C expenses, respectively, for the International Equity Fund; waived $38,112 of sponsor fees and reimbursed $94,267 and $80,083 of Class A and Class C expenses, respectively, for the Emerging Growth Fund; waived $52,669 of its advisory fees and reimbursed $67,285, $7,173 and $16,739 of Class A, Class B and Class C expenses, respectively, for the Aggressive Growth Fund; waived $15,464 of its advisory fees and reimbursed $6,628, $9,671 and $5,486 of Class A, Class B and Class C expenses, respectively, for the Equity Fund; waived $16,504 of sponsor fees, waived $48,307 of its advisory fees and reimbursed $39,893, $42,626, $12,118 and $12,342 of Common, Class A, Class B and Class C expenses, respectively, for the Enhanced 30 Fund; waived $144,440 of sponsor fees and reimbursed $29,928, $12,217 and $12,711 of Class A, Class B and Class C expenses, respectively, of its advisory fees for the Value Plus Fund.

The Touchstone Advisors have entered into an agreement to contractually limit operating expenses. The maximum operating expense limit in any year with respect to a Fund are based on a percentage of the average daily net assets of the Fund. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Aggressive Growth Fund as follows: 1.95% for Class A shares, 2.70% for Class B and Class C shares. The expense limitation will remain in effect until at least March 31, 2002.

Pursuant to a Sponsor Agreement, between the Advisor and the Trust, the Advisor has agreed to waive its fees and reimburse expenses in order to limit each Fund's annual expenses as follows: International Equity Fund - 1.60% for Class A shares, 2.35% for Class B and Class C shares; Emerging Growth Fund - 1.50% for Class A shares, 2.25% for Class B and Class C shares; Value Plus Fund - 1.30% for Class A shares, 2.05% for Class B and Class C shares; Enhanced 30 Fund - 1.00% for Class A shares, 1.75% for Class B and Class C shares. The fee waivers and expense limitations will remain in effect until at least March 31, 2002.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and Integrated, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Integrated receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays Integrated out-of-pocket expenses including, but not limited to, postage and supplies.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and Integrated, Integrated calculates the daily net asset value per share and maintains the financial books and records. For these services, Integrated receives a monthly fee, based on current net asset levels from each Fund. In addition, each Fund pays Integrated certain out-of-pocket expenses incurred by Integrated in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Underwriter is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned $5,876, $186,139, $8,511, $99,141, $1,808, $2,906, and $5,372 from underwriting and broker commissions on the sale of shares of the International Equity Fund, Emerging Growth Fund, Aggressive Growth Fund, Growth/Value Fund, Equity Fund, Enhanced 30 Fund, and Value Plus Fund, respectively, during the year ended March 31, 2002. In addition, the Underwriter collected $17,899, $8,376, $859, $17,296,
$91, $541, and $246 of contingent deferred sales loads on the redemption of Class B and Class C shares of the International Equity Fund, Emerging Growth Fund, Aggressive Growth Fund, Growth/Value Fund, Equity Fund, Enhanced 30 Fund, and Value Plus Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which Class A shares of each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class B and Class C Plan) under which Class B and Class C shares of each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class B and Class C Plan is 1.00% of average daily net assets attributable to Class B and Class C shares.

CUSTODIAN AGREEMENTS
US Bank, N.A. (formerly Firstar Bank, N.A.), which serves as the custodian for the Aggressive Growth Fund and Growth/Value Fund, was a significant shareholder of record of each Fund as of March 31, 2002. Under the terms of its Custodian Agreements, US Bank receives from each Fund an asset-based fee plus certain transaction charges.

SPONSOR AGREEMENT
The Trust, on behalf of the International Equity Fund, Emerging Growth Fund, Enhanced 30 Fund and Value Plus Fund, has entered into a Sponsor Agreement with the Adviser. The Adviser provides oversight of the various service providers to the Funds, including the Funds' administrator, custodian and transfer agent. The Adviser receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Adviser has agreed to waive all fees until March 31, 2002, as needed to maintain each Fund's expenses at a set level. The Sponsor Agreement may be terminated by the Adviser, the Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund on not less than 30 days prior written notice.

PRIOR SERVICE AGREEMENTS
Prior to March 17, 2002, Investors Bank & Trust Company provided fund accounting services and administrative services for the International Equity, Emerging Growth and Value Plus Funds. The Funds' custody fees presented on the Statements of Operations include expenses for administration and accounting and pricing services provided for the Funds by Investors Bank & Trust Company. The fee is a unified fee and therefore, each expense cannot be broken out separately.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

--------------------------------------------------------------------------------
                                                    INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                                   YEAR   THREE MONTHS    YEAR
                                                  ENDED      ENDED       ENDED
                                                 MARCH 31,  MARCH 31,    DEC.31,
(000's)                                           2002(A)     2001       2000
--------------------------------------------------------------------------------
CLASS A
Shares sold .................................      17,989        136        546
Shares reinvested ...........................          --         --        184
Shares redeemed .............................     (17,890)      (127)      (518)
                                                 ------------------------------
Net increase in shares outstanding ..........          99          9        212
Shares outstanding, beginning of period .....         769        760        548
                                                 ------------------------------
Shares outstanding, end of period ...........         868        769        760
                                                 ------------------------------
CLASS B
Shares sold .................................          18         --         --
Shares reinvested ...........................          --         --         --
Shares redeemed .............................          --(B)      --         --
                                                 ------------------------------
Net increase in shares outstanding ..........          18         --         --
Shares outstanding, beginning of period .....          --         --         --
                                                 ------------------------------
Shares outstanding, end of period ...........          18         --         --
                                                 ==============================
CLASS C
Shares sold .................................         141        118        331
Shares reinvested ...........................          --         --        129
Shares redeemed .............................        (285)        (5)      (346)
                                                 ------------------------------
Net increase (decrease) in shares outstanding        (144)       113        114
Shares outstanding, beginning of period .....         633        520        406
                                                 ------------------------------
Shares outstanding, end of period ...........         489        633        520
                                                 ==============================
--------------------------------------------------------------------------------

(A)  Class B shares commenced operations May 1, 2001.

(B)  Amount rounds to less than 1.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================
                                                      EMERGING GROWTH FUND
--------------------------------------------------------------------------------
                                                   YEAR   THREE MONTHS    YEAR
                                                  ENDED      ENDED       ENDED
                                                 MARCH 31,  MARCH 31,   DEC.31,
(000's)                                           2002(A)     2001       2000
--------------------------------------------------------------------------------
CLASS A
Shares sold .................................       9,612        419        829
Shares reinvested ...........................          16         --        118
Shares redeemed .............................      (2,130)       (73)      (727)
                                                 ------------------------------
Net increase in shares outstanding ..........       7,498        346        220
Shares outstanding, beginning of period .....       1,199        853        633
                                                 ------------------------------
Shares outstanding, end of period ...........       8,697      1,199        853
                                                 ==============================
CLASS B
Shares sold .................................         850         --         --
Shares reinvested ...........................           1         --         --
Shares redeemed .............................         (11)        --         --
                                                 ------------------------------
Net increase in shares outstanding ..........         840         --         --
Shares outstanding, beginning of period .....          --         --         --
                                                 ------------------------------
Shares outstanding, end of period ...........         840         --         --
                                                 ==============================
CLASS C
Shares sold .................................       3,374        193        325
Shares reinvested ...........................           6         --         53
Shares redeemed .............................        (198)       (11)      (297)
                                                 ------------------------------
Net increase (decrease) in shares outstanding       3,182        182         81
Shares outstanding, beginning of period .....         506        324        243
                                                 ------------------------------
Shares outstanding, end of period ...........       3,688        506        324
                                                 ==============================
--------------------------------------------------------------------------------

(A)  Class B shares commenced operations May 1, 2001.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

============================================================================================
                                                 AGGRESSIVE GROWTH FUND  GROWTH/VALUE FUND
--------------------------------------------------------------------------------------------
                                                    YEAR       YEAR       YEAR       YEAR
                                                   ENDED      ENDED      ENDED      ENDED
                                                  MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
(000's)                                            2002(A)    2001(B)    2002(A)     2001
--------------------------------------------------------------------------------------------
CLASS A
Shares sold .................................       1,674        750      3,976      4,420
Shares reinvested ...........................           2         --         --         --
Shares redeemed .............................      (1,917)      (767)    (2,656)    (1,479)
                                                 -----------------------------------------
Net increase (decrease) in shares outstanding        (241)       (17)     1,320      2,941
Shares outstanding, beginning of period .....       1,175      1,192      5,379      2,438
                                                 -----------------------------------------
Shares outstanding, end of period ...........         934      1,175      6,699      5,379
                                                 =========================================
CLASS B
Shares sold .................................          18         --        194         --
Shares reinvested ...........................          --(C)      --         --         --
Shares redeemed .............................          (5)        --         (4)        --
                                                 -----------------------------------------
Net increase in shares outstanding ..........          13         --        190         --
Shares outstanding, beginning of period .....          --         --         --         --
                                                 -----------------------------------------
Shares outstanding, end of period ...........          13         --        190         --
                                                 =========================================
CLASS C
Shares sold .................................          49        143        900      1,668
Shares reinvested ...........................          --(C)      --         --         --
Shares redeemed .............................         (37)       (29)      (444)      (154)
                                                 -----------------------------------------
Net increase in shares outstanding ..........          12        114        456      1,514
Shares outstanding, beginning of period .....         114         --      1,848        334
                                                 -----------------------------------------
Shares outstanding, end of period ...........         126        114      2,304      1,848
                                                 =========================================
--------------------------------------------------------------------------------------------

(A)  Class B shares commenced operations May 1, 2001.

(B)  Class C shares commenced operations May 17, 2000.

(C)  Amount rounds to less than 1.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

============================================================================================
                                                      EQUITY FUND        ENHANCED 30 FUND
--------------------------------------------------------------------------------------------
                                                    YEAR       YEAR       YEAR       YEAR
                                                   ENDED      ENDED      ENDED      ENDED
                                                  MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
(000's)                                            2002(A)     2001      2002(A)    2001(B)
--------------------------------------------------------------------------------------------
CLASS A
Shares sold .................................       5,612        890        125        696
Shares reinvested ...........................          --        153          4          3
Shares redeemed .............................      (1,985)    (1,947)        (3)        (2)
                                                 -----------------------------------------
Net increase (decrease) in shares outstanding       3,627       (904)       126        697
Shares outstanding, beginning of period .....       1,942      2,846        697         --
                                                 -----------------------------------------
Shares outstanding, end of period ...........       5,569      1,942        823        697
                                                 =========================================
CLASS B
Shares sold .................................           3         --        105         --
Shares reinvested ...........................          --         --         --(C)      --
Shares redeemed .............................          --         --        (11)        --
                                                 -----------------------------------------
Net increase in shares outstanding ..........           3         --         94         --
Shares outstanding, beginning of period .....          --         --         --         --
                                                 -----------------------------------------
Shares outstanding, end of period ...........           3         --         94         --
                                                 =========================================
CLASS C
Shares sold .................................          13         28         92         14
Shares reinvested ...........................          --          9         --(C)      --
Shares redeemed .............................         (30)       (20)        (7)        --
                                                 -----------------------------------------
Net increase (decrease) in shares outstanding         (17)        17         85         14
Shares outstanding, beginning of period .....         179        162         14         --
                                                 -----------------------------------------
Shares outstanding, end of period ...........         162        179         99         14
                                                 =========================================
--------------------------------------------------------------------------------------------

(A)  Class B shares commenced operations May 1, 2001.

(B) Represents the period from the initial public offering (May 1, 2000 and May 16, 2000) for Class A and Class C shares, respectively, through March 31, 2001.

(C)  Amount rounds to less than 1.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================
                                                         VALUE PLUS FUND
--------------------------------------------------------------------------------
                                                    YEAR  THREE MONTHS    YEAR
                                                   ENDED      ENDED      ENDED
                                                  MARCH 31,  MARCH 31,  DEC. 31,
(000's)                                            2002(A)     2001       2000
--------------------------------------------------------------------------------
CLASS A
Shares sold .................................       4,954        452      3,249
Shares reinvested ...........................          19          4        458
Shares redeemed .............................      (1,098)       (84)    (1,772)
                                                 ------------------------------
Net increase  in shares outstanding .........       3,875        372      1,935
Shares outstanding, beginning of period .....       5,009      4,637      2,702
                                                 ------------------------------
Shares outstanding, end of period ...........       8,884      5,009      4,637
                                                 ==============================
CLASS B
Shares sold .................................          13         --         --
Shares reinvested ...........................          --(B)      --         --
Shares redeemed .............................         (--)(B)     --         --
                                                 ------------------------------
Net increase  in shares outstanding .........          13         --         --
Shares outstanding, beginning of period .....          --         --         --
                                                 ------------------------------
Shares outstanding, end of period ...........          13         --         --
                                                 ==============================
CLASS C
Shares sold .................................         138          9        181
Shares reinvested ...........................          --         --         19
Shares redeemed .............................         (58)       (30)       (56)
                                                 ------------------------------
Net increase (decrease) in shares outstanding          80        (21)       144
Shares outstanding, beginning of period .....         170        191         47
                                                 ------------------------------
Shares outstanding, end of period ...........         250        170        191
                                                 ==============================
--------------------------------------------------------------------------------

(A)  Class B shares commenced operations May 1, 2001.

(B)  Amount rounds to less than 1.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

6.   BORROWINGS

The Aggressive Growth Fund and Growth/Value Fund each have a Loan Agreement with US Bank, N.A. Each Fund may use the Loan Agreement for temporary or emergency purposes, including the financing of capital share redemption requests that might otherwise require the untimely disposition of securities. The Aggressive Growth Fund may also engage in leveraging. The Loan Agreements permit borrowings up to a maximum principal amount outstanding not to exceed the lesser of $3,000,000 for the Aggressive Growth Fund and $1,500,000 Growth/Value Fund or certain other amounts which are calculated based upon the amounts and composition of assets in each Fund as defined in the Loan Agreement. Each Fund agrees to pay interest on any unpaid principal balance at prevailing market rates as defined in the Loan Agreement.

As of March 31, 2002, the Aggressive Growth Fund had $1,395,000 outstanding borrowings and Growth/Value Fund had no outstanding borrowings under the Loan Agreement. The maximum amount outstanding during the year ended March 31, 2002 for the Aggressive Growth Fund and Growth/Value Fund was $2,705,000 and $1,000,000, respectively, at a weighted average interest rate of 7.02% and 5.91%, respectively. For the year ended March 31, 2002, the Aggressive Growth Fund and Growth/Value Fund incurred $63,509 and $1,199, respectively, of interest expense on such borrowings. The Advisor reimbursed $63,509 of interest expense for the Aggressive Growth Fund.

7.   RESTRICTED SECURITY

On December 20, 1999, the Aggressive Growth Fund purchased 83,333 shares of 21e Web Network, Inc. at an original cost of $500,000, the sale of which is restricted. At March 31, 2002, this security represented 0.06% of net assets and was valued at $8,333 based on fair value. The fair value is determined under the direction of the Board of Trustees. No quoted market price exists for 21e Web Network, Inc. shares.

8.   RISKS ASSOCIATED WITH FOREIGN SECURITIES

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

9.   RISKS ASSOCIATED WITH SMALL CAPITALIZATION INVESTING

Emerging growth funds typically carry additional risks since smaller companies generally have higher risk of failure. Historically, smaller companies have experienced a greater degree of market volatility than average.

10.  SUBSEQUENT EVENT

Effective May 1, 2002, Bank of Irelend Asset Management (U.S) Limited replaced Credit Suisse Assets Management LLC as sub-adviser to the International Equity Fund.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

11.  MANAGEMENT OF THE TRUST (UNAUDITED)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustee1:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Number of
                                                                                                          Funds
                                                                                                          Overseen
Name                           Position(s)  Term of Office2                                               in the      Other
Address                        Held with    And Length of            Principal Occupation(s)              Touchstone  Directorships
Age                            Trust        Time Served              During Past 5 Years                  Family3     Held4
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder               Trustee and  Until retirement at age  President and a director of IFS         32       Director
Touchstone Advisors, Inc.      President    75 or until she resigns  Financial Services, Inc. (a holding              of LaRosa's
221 East Fourth Street                      or is removed.           company), Touchstone Advisors, Inc.              (a restaurant
Cincinnati, OH                              Trustee since 1999.      (the Trust's investment advisor)                 chain).
Age: 46                                                              and Touchstone Securities, Inc.
                                                                     (the Trust's principal
                                                                     underwriter). She is Senior Vice
                                                                     President of The Western and
                                                                     Southern Life Insurance Company and
                                                                     a director of Capital Analysts
                                                                     Incorporated (a registered
                                                                     investment advisor and
                                                                     broker-dealer), Integrated Fund
                                                                     Services, Inc. (the Trust's
                                                                     administrator and transfer agent)
                                                                     and IFS Fund Distributors, Inc. (a
                                                                     registered broker-dealer). She is
                                                                     also President and a director of
                                                                     IFS Agency Services, Inc. (an
                                                                     insurance agency), IFS Insurance
                                                                     Agency, Inc. and Fort Washington
                                                                     Brokerage Services, Inc. (a
                                                                     registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster II          Trustee      Until retirement in      Retired Senior Partner of Frost         32       Director of
5155 Ivyfarm Road                           2005 or until he         Brown Todd LLC (a law firm).                     Consolidated
Cincinnati, OH                              resigns or is removed.                                                    Health
Age: 73                                     Trustee since 2000.                                                       Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
William O. Coleman             Trustee      Until retirement at age  Retired Vice President of The           32       Director of
c/o Touchstone Advisors, Inc.               75 or until he resigns   Procter & Gamble Company. A Trustee              LCA-Vision (a
221 East Fourth Street                      or is removed.           of The Procter & Gamble Profit                   laser vision
Cincinnati, OH                              Trustee since 1999.      Sharing Plan and the Procter &                   correction
Age: 73                                                              Gamble Employee Stock Ownership                  company).
                                                                     Plan.
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox                 Trustee      Until retirement at age  President and Chief Executive           32       Director of
105 East Fourth Street                      75 or until he resigns   Officer of Cox Financial Corp. (a                the Federal
Cincinnati, OH                              or is removed.           financial services company).                     Reserve Bank
Age: 54                                     Trustee since 1999.                                                       of Cleveland;
                                                                                                                      Broadwing,
                                                                                                                      Inc. (a
                                                                                                                      communications
                                                                                                                      company); and
                                                                                                                      Cinergy
                                                                                                                      Corporation
                                                                                                                      (a utility
                                                                                                                      company).
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner               Trustee      Until retirement at age  Principal of HJL Enterprises (a         32       None
4700 Smith Road                             75 or until he resigns   privately held investment company);
Cincinnati, OH                              or is removed.           Chairman of Crane Electronics, Inc.
Age: 63                                     Trustee since 1989.      (a manufacturer of electronic
                                                                     connectors).
------------------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson             Trustee      Until retirement at age  President of Orchem, Inc. (a            32       Director of
621 Tusculum Avenue                         75 or until he resigns   chemical specialties distributor),               Countrywide
Cincinnati, OH                              or is removed.           Orpack Stone Corporation (a                      Credit
Age: 63                                     Trustee since 1995.      corrugated box manufacturer) and                 Industries,
                                                                     ORDMS (a solution planning firm).                Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg            Trustee      Until retirement at age  Retired Partner and Director of         32       Trustee of
4815 Drake Road                             75 or until he resigns   KPMG LLP (a certified public                     Tri-Health,
Cincinnati, OH                              or is removed.           accounting firm). He is a Vice                   Inc. Good
Age: 67                                     Trustee since 1999.      President of St. Xavier High                     Smaratin
                                                                     School.                                          Hospital and
                                                                                                                      Bethesda
                                                                                                                      Hospital
------------------------------------------------------------------------------------------------------------------------------------

1 Ms. McGruder, as President and a director of Touchstone Advisors, Inc., the Trust's investment advisor and Touchstone Securities, Inc., the Trust's principal underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.
2 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he or she sooner dies, resigns or is removed.
3 The Touchstone Family of Funds consists of seven series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and thirteen variable annuity series of Touchstone Variable Series Trust. Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.
4 Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

                           TOUCHSTONE FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Principal Officers:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Number of
                                                                                                          Funds
                                                                                                          Overseen
Name                           Position(s)  Term of Office                                                in the      Other
Address                        Held with    And Length of            Principal Occupation(s)              Touchstone  Directorships
Age                            Trust1       Time Served              During Past 5 Years                  Family2     Held
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder               President    Until she sooner dies,   See table above                         32      See table above
Touchstone Advisors, Inc.                   resigns, is removed or
221 East Fourth Street                      becomes disqualified
Cincinnati, OH                              President since 2000
Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Maryellen Peretzky             Vice         Until she sooner dies,   Senior Vice President and Secretary     32      None
Touchstone Advisors, Inc.      President    resigns, is removed or   of Fort Washington Brokerage
221 East Fourth Street                      becomes disqualified     Services, Inc., Integrated Fund
Cincinnati, OH                              Vice President since     Services, Inc. and IFS Fund
Age: 49                                     1998                     Distributors, Inc. She is Assistant
                                                                     Secretary of Fort Washington
                                                                     Investment Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft           Controller   Until she sooner dies,   Senior Vice President, Chief            32      None
Touchstone                                  resigns, is removed or   Financial Officer and Treasurer of
Advisors, Inc.                              becomes disqualified     Integrated Fund Services, Inc., IFS
221 East Fourth Street                      Controller since 2000    Fund Distributors, Inc. and Fort
Cincinnati, OH                                                       Washington Brokerage Services, Inc.
Age: 40                                                              She is Chief Financial Officer of
                                                                     IFS Financial Services, Inc.,
                                                                     Touchstone Advisors, Inc. and
                                                                     Touchstone Securities, Inc. and
                                                                     Assistant Treasurer of Fort
                                                                     Washington Investment Advisors,
                                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------------
Scott A. Englehart             Treasurer    Until he sooner dies,    President of Integrated Fund            32      None
Integrated Fund Services, Inc.              resigns, is removed or   Services, Inc. and IFS Fund
221 East Fourth Street                      becomes disqualified     Distributors, Inc. From 1998 until
Cincinnati, OH                              Treasurer since 2000     2000, he was a Director, Transfer
Age: 39                                                              Agency and Mutual Fund Distribution
                                                                     for Nationwide Advisory Services,
                                                                     Inc. From 1990 until 1998, he was
                                                                     Vice President, Client Services for
                                                                     BISYS Fund Services.
------------------------------------------------------------------------------------------------------------------------------------
Tina D. Hosking                Secretary    Until she sooner dies,   Vice President - Managing Attorney      32      None
Integrated Fund Services, Inc.              resigns, is removed or   of Integrated Fund Services, Inc.
221 East Fourth Street                      becomes disqualified     and IFS Fund Distributors, Inc.
Cincinnati, OH                              Secretary since 1999
Age: 33
------------------------------------------------------------------------------------------------------------------------------------

1 Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.

2 The Touchstone Family of Funds consists of seven series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and thirteen variable annuity series of Touchstone Variable Series Trust. Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.

12.  RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

On September 19, 2001, a Special Meeting of Shareholders of Touchstone Emerging Growth Fund was held to approve or disapprove a new sub-advisory agreement between Touchstone Advisors, Inc. and TCW Investment Management Company. The total number of shares of the Fund present by proxy represented 59.5% of the shares entitled to vote at the meeting. The proposal submitted to the shareholders was approved with 2,159,347 shares voting in favor (which represents more than 67% of the shares present at the meeting), 8,837 shares voting against, and 29,965 shares abstaining.

13.  FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $391,279 of the capital gain distributions paid by the Emerging Growth Fund during the year ended March 31, 2002 are subject to maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns is included with your Form 1099 DIV, which will be sent to you separately in January 2003.

                           TOUCHSTONE FAMILY OF FUNDS

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                                                                       MARKET
COMMON STOCKS-- 95.8%                                     SHARES       VALUE
--------------------------------------------------------------------------------
GREAT BRITAIN-- 17.8%
Abbey National ...................................         4,413   $     62,276
Anglo American ...................................         4,000         65,880
Barclays .........................................         1,932         59,618
BG Group .........................................        20,481         88,661
BOC Group ........................................         6,227         94,524
BP ...............................................        14,925        132,620
Brambles Indust ..................................        18,476         88,335
BT Group .........................................        25,370        101,337
CGNU .............................................         8,082         85,395
Diageo ...........................................         8,911        116,741
Exel .............................................         8,115         99,495
Glaxco Smithkline Plc ............................         6,666        156,719
HSBC Holdings ....................................         5,270         60,936
mm02* ............................................        60,121         58,644
Pearson ..........................................         9,299        119,375
Royal Bank of Scotland Group .....................         2,731         70,311
Six Continents ...................................         9,202         98,015
Vodafone Group ...................................        47,295         87,384
                                                                   ------------
                                                                   $  1,646,266
                                                                   ------------
FRANCE-- 13.4%
Arcelor* .........................................         6,499   $     89,013
Banque Nationale de Paris ........................         3,182        160,729
Compaignie de Saint Gobain .......................           896        146,251
Credit Agricole SA ...............................         4,449         84,923
France Telecom ...................................         1,447         44,334
Lafarge SA .......................................           538         48,109
PSA Peugeot Cit ..................................         2,461        121,519
Schneider Electric SA ............................         1,648         83,388
Suez .............................................         3,677        103,997
Total Fina, B ....................................         1,493        230,542
Vivendi Universal ................................         3,252        126,475
                                                                   ------------
                                                                   $  1,239,280
                                                                   ------------
JAPAN-- 12.5%
Asahi Breweries, Ltd. ............................         7,000   $     56,513
Canon ............................................         3,000        111,367
Fanuc ............................................         1,100         60,421
ITO Yakado .......................................         2,000         79,526
Mitsui Fudosan ...................................         7,000         55,932
Nintendo .........................................           800        117,704
Nippon Yusen Kabushiki Kaisha ....................        17,000         55,284
Nissan Motor .....................................         9,000         65,055
Nomura Holdings ..................................         4,000         51,881
NSK Ltd. .........................................        12,000         51,881
NTT DoCoMo .......................................            50        135,813
Sega Corp.* ......................................         3,400         60,543

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                       MARKET
COMMON STOCKS-- 95.8% (CONTINUED)                         SHARES       VALUE
--------------------------------------------------------------------------------
JAPAN-- 12.5% (CONTINUED)
SMC ..............................................           500   $     59,041
Sony .............................................         1,700         88,377
Takeda Chemical Industries .......................         1,000         40,518
Toyota Motor .....................................         2,428         69,981
                                                                   ------------
                                                                   $  1,159,837
                                                                   ------------
SWITZERLAND-- 10.5%
Adecco ...........................................         1,477   $     93,751
CIBA Specialty Chemicals .........................           884         66,886
Converium Holding* ...............................           633         32,369
Nestle ...........................................         1,023        227,496
Novartis .........................................         5,265        207,087
Roche Holding ....................................         1,766        137,296
UBS AG* ..........................................         2,816        138,640
Zurich Financial Services ........................           290         67,249
                                                                   ------------
                                                                   $    970,774
                                                                   ------------
GERMANY-- 8.6%
Allianz ..........................................           550   $    130,031
Bayer AG .........................................         2,742         93,054
Deutsche Bank ....................................           721         46,106
E. ON AG .........................................         2,029        102,843
Muenchener Rueckversicherungs - Gasellschaft .....           402         99,951
Preussag .........................................         3,749        113,000
SAP ..............................................           682        103,526
Siemens ..........................................         1,586        103,772
                                                                   ------------
                                                                   $    792,283
                                                                   ------------
NETHERLANDS-- 6.4%
Abn Amro .........................................         7,074   $    134,350
Ing Groep ........................................         5,180        140,993
Koninklijke (Royal) KPN* .........................         9,184         47,031
Koninklijke (Royal) Philips Electronics ..........         4,588        139,970
Koninklijke Ahold ................................         4,729        124,098
                                                                   ------------
                                                                   $    586,442
                                                                   ------------
ITALY-- 4.6%
Assicurazione ....................................         4,679   $    115,479
ENI Spa ..........................................        13,992        205,071
Telecom Italia Mobile ............................        20,466         99,271
                                                                   ------------
                                                                   $    419,821
                                                                   ------------
AUSTRALIA-- 3.7%
Australia and New Zealand Banking Group ..........        13,571   $    128,705
News Corp. .......................................        12,908         90,384
Rio Tinto ........................................         5,985        120,389
                                                                   ------------
                                                                   $    339,478
                                                                   ------------
CHINA-- 3.5%
China Mobile* ....................................        19,500   $     60,252
CNOOC ............................................        44,000         54,719
Hang Seng Bank ...................................        12,801        143,194
Hutchison Whampoa ................................         7,000         61,700
                                                                   ------------
                                                                   $    319,865
                                                                   ------------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                       MARKET
COMMON STOCKS-- 95.8% (CONTINUED)                         SHARES       VALUE
--------------------------------------------------------------------------------
SOUTH KOREA-- 3.0%
Kookmon Bank .....................................         2,800   $    117,936
Pohang Iron & Steel Co. ..........................         1,700         44,455
Samsung Electronics, GDR, 144A ...................           837        114,795
                                                                   ------------
                                                                   $    277,186
                                                                   ------------
SPAIN-- 2.8%
Banco Santander Central Hispano ..................        14,353   $    120,207
Telefonica - Rights* .............................        11,959          2,713
Telefonica* ......................................        11,959        134,064
                                                                   ------------
                                                                   $    256,984
                                                                   ------------
SINGAPORE-- 1.9%
DBS Group Holdings ...............................        14,000        112,371
Venture Manuf ....................................         6,000         59,222
                                                                   ------------
                                                                   $    171,593
                                                                   ------------
FINLAND-- 1.6%
Nokia Oyj ........................................         6,939   $    146,679
                                                                   ------------
TAIWAN-- 1.5%
United Microelectronics* .........................        13,200   $    140,580
                                                                   ------------
MEXICO-- 1.2%
American Movil ADR ...............................         1,800   $     35,748
Cemex ADR ........................................         1,500         44,310
Telefonos de Mexico ADR ..........................           800         32,312
                                                                   ------------
                                                                   $    112,370
                                                                   ------------
SWEDEN-- 1.2%
Ericsson LM-B ....................................        25,678   $    108,580
                                                                   ------------
INDIA-- 0.8%
Reliance Industries, GDR, 144A ...................         5,900   $     78,057
                                                                   ------------
BRAZIL-- 0.8%
Companhia Vale do Rio Doce, ADR ..................         1,000   $     26,500
Telecommunications Brasileiras SA, ADR ...........         1,300         42,965
                                                                   ------------
                                                                   $     69,465
                                                                   ------------
SOUTH AFRICA-- 0.0%
Nedcor ...........................................           100   $      2,024
                                                                   ------------

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                                       71

--------------------------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE-- 95.8%
   (Cost $8,631,648) .............................                 $  8,837,564

OTHER ASSETS IN EXESS OF LIABILITIES-- 4.2% ......                      385,686
                                                                   ------------

NET ASSETS-- 100.0% ..............................                 $  9,223,250
                                                                   ============

* Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================

Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of March 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
INDUSTRY SECTOR                                                       NET ASSETS
--------------------------------------------------------------------------------
Banking .........................................................        15.70%
Oil & Gas .......................................................         7.70%
Pharmaceuticals .................................................         5.90%
Insurance .......................................................         5.80%
Telecommunications Services .....................................         5.00%
Wireless Telecommunication Services .............................         4.50%
Household Durables ..............................................         4.40%
Cash Equivalents ................................................         4.40%
Beverages and Food Products .....................................         4.30%
Electronics .....................................................         4.00%
Media - Broadcasting & Publishing ...............................         3.60%
Chemicals .......................................................         3.60%
Communication Equipment .........................................         2.80%
Automotive ......................................................         2.80%
Metals and Mining ...............................................         2.80%
Hotels, Restaurants & Leisure ...................................         2.30%
Financial Services - Diversified ................................         2.10%
Commercial Services .............................................         2.00%
Heavy Machinery .................................................         1.90%
Industrial - Diversified ........................................         1.80%
Building Materials ..............................................         1.60%
Electrical Equipment ............................................         1.50%
Food and Drug Retailers .........................................         1.30%
Multiple Utilities ..............................................         1.10%
Electric Utilities ..............................................         1.10%
Computer Software ...............................................         1.10%
Air Freight .....................................................         1.10%
Containers & Packaging ..........................................         1.00%
Construction Materials ..........................................         1.00%
Retailers .......................................................         0.90%
Marine ..........................................................         0.60%
Real Estate .....................................................         0.60%
Other assets in excess of liabilities ...........................         (0.3%)
                                                                       --------
                                                                        100.00%
                                                                       ========

                           TOUCHSTONE FAMILY OF FUNDS

EMERGING GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                                                                       MARKET
COMMON STOCKS-- 90.5%                                     SHARES       VALUE
--------------------------------------------------------------------------------
BANKING-- 9.4%
Banknorth Group Inc. .............................        93,900   $  2,474,265
Countrywide Credit Industries Inc. ...............        62,600      2,801,350
East West Bancorp Inc. ...........................        84,300      2,469,147
Greater Bay Bancorp ..............................        59,300      2,023,316
IndyMac Bancorp Inc.* ............................        75,700      1,869,790
Silicon Valley Bancshares* .......................       203,800      6,164,950
Southwest Bancorp of Texas* ......................        51,000      1,700,340
UCBH Holdings Inc. ...............................        57,700      2,076,046
Valley National Bancorp ..........................        53,300      1,871,896
                                                                   ------------
                                                                   $ 23,451,100
                                                                   ------------
ELECTRONICS-- 8.4%
Arrow Electronics Inc.* ..........................        68,700   $  1,921,539
Brooks Automation Inc.* ..........................        50,600      2,299,264
Commscope Inc.* ..................................       179,900      3,130,260
Jabil Circuit Inc.* ..............................       109,900      2,585,947
LSI Logic* .......................................        94,800      1,611,600
National Semiconductor Corp.* ....................        91,800      3,092,742
Read-Rite Corp.* .................................       467,300      1,434,611
Varian Semiconductor Equipment Associates Inc.* ..        54,400      2,448,000
Vishay Intertechnology Inc.* .....................       133,100      2,707,254
                                                                   ------------
                                                                   $ 21,231,217
                                                                   ------------
COMMERCIAL SERVICES-- 7.7%
Anixter International Inc.* ......................        65,400   $  1,937,802
Armor Holdings Inc.* .............................        92,500      2,506,750
Boron LePore & Associates Inc.* ..................       118,500      1,436,220
Career Education* ................................        62,400      2,471,040
DeVry* ...........................................        62,900      1,895,177
PerkinElmer ......................................       169,600      3,137,600
Quintiles Transnational Corp.* ...................       106,700      1,893,925
Stericycle* ......................................        33,900      2,120,818
Valassis Communications Inc.* ....................        49,700      1,919,911
                                                                   ------------
                                                                   $ 19,319,243
                                                                   ------------
MEDIA - BROADCASTING & PUBLISHING-- 6.6%
A.H. Belo Corp. ..................................       103,700   $  2,411,025
Charter Communications Inc.* .....................       253,300      2,859,757
Entravision Communications - Class A* ............       171,200      2,533,760
Gartner Group, Inc. - Class A* ...................       100,300      1,293,870
Harte-Hanks Inc. .................................        41,850      1,324,134
Insight Com ......................................        59,800      1,252,810
Mediacom Communications Corp.* ...................        69,300        970,893
Meredith Corp. ...................................        33,400      1,419,834
Readers Digest Association Inc. - Class A ........       115,500      2,588,355
                                                                   ------------
                                                                   $ 16,654,438
                                                                   ------------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                       MARKET
COMMON STOCKS-- 90.5% (CONTINUED)                         SHARES       VALUE
--------------------------------------------------------------------------------
MEDICAL SUPPLIES-- 6.2%
Interpore International Inc.* ....................       190,000   $  2,128,000
Meridan Medical Technologies Inc.* ...............        38,900      1,407,013
NDCHealth Corp. ..................................        57,500      2,092,425
Specialty Laboratories Inc.* .....................        76,800      1,834,752
Tektronix Inc.* ..................................       106,800      2,526,888
Teradyne Inc.* ...................................        60,400      2,381,572
Therma-Wave Inc.* ................................       150,200      2,168,888
Viasys Healthcare Inc.* ..........................         6,200        139,438
Wright Medical Group Inc.* .......................        52,300      1,050,707
                                                                   ------------
                                                                   $ 15,729,683
                                                                   ------------
OIL & GAS-- 6.2%
Chesapeake Energy Corp.* .........................       229,700   $  1,777,878
Cooper Cameron Corp.* ............................        50,600      2,586,166
Devon Energy Corp. ...............................        57,400      2,770,698
ENSCO International Inc. .........................        75,300      2,269,542
Helmerich & Payne Inc. ...........................        48,300      1,936,347
Pride International Inc.* ........................       170,500      2,710,950
Superior Energy Services* ........................       148,600      1,494,916
                                                                   ------------
                                                                   $ 15,546,497
                                                                   ------------
HEALTH CARE PROVIDERS-- 5.2%
Alliance Imaging Inc.* ...........................        82,700   $  1,017,210
Community Health Systems* ........................        88,100      1,947,891
Health Net Inc. ..................................        80,000      2,195,200
Manor Care* ......................................        93,400      2,176,220
PSS World Medical Inc.* ..........................       392,800      3,849,440
Select Medical Corp.* ............................       125,000      2,001,250
                                                                   ------------
                                                                   $ 13,187,211
                                                                   ------------
HEAVY MACHINERY-- 5.0%
Cummins Inc. .....................................        54,100   $  2,555,143
Pall Corp. .......................................       123,400      2,528,466
Pentair Inc. .....................................        38,600      1,735,842
Phelps Dodge Corp. ...............................        59,500      2,504,950
W-H Energy Ser ...................................        92,400      1,995,840
York International Corp. .........................        32,800      1,177,520
                                                                   ------------
                                                                   $ 12,497,761
                                                                   ------------
INSURANCE-- 4.3%
Converium Holding - ADR* .........................        78,700   $  2,054,857
Everest Re Group .................................        30,600      2,121,804
Philadelphia Consolidated Holding* ...............        53,900      2,145,220
Phoenix Companies Inc.* ..........................       127,900      2,455,680
RenaissanceRe Holdings Ltd. ......................        20,100      2,070,300
                                                                   ------------
                                                                   $ 10,847,861
                                                                   ------------
RETAILERS-- 3.4%
Cost Plus Inc.* ..................................        78,800   $  2,156,157
J.C. Penny Company Inc. ..........................       146,700      3,038,157
Radio Shack ......................................        60,000      1,802,400
Williams-Sonoma Inc. .............................        36,800      1,692,432
                                                                   ------------
                                                                   $  8,689,146
                                                                   ------------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                       MARKET
COMMON STOCKS-- 90.5% (CONTINUED)                         SHARES       VALUE
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION-- 3.3%
Maxtor Corp.* ....................................       422,100   $  2,933,595
Symbol Technologies Inc. .........................       231,800      2,605,432
Unisys Corp.* ....................................       219,000      2,765,970
                                                                   ------------
                                                                   $  8,304,997
                                                                   ------------
COMPUTER SOFTWARE & PROCESSING-- 3.2%
Borland Software Corp.* ..........................       108,300   $  1,408,983
Macromedia Inc.* .................................       110,400      2,254,368
Precise Software Solutions* ......................        40,000        931,600
Renaissance Learning Inc.* .......................        63,100      2,063,370
THQ Inc.* ........................................        28,800      1,414,080
                                                                   ------------
                                                                   $  8,072,401
                                                                   ------------
COMMUNICATIONS-- 2.4%
Advanced Fibre Communication* ....................       129,600   $  2,487,024
Agere Systems Inc. - Class A* ....................       647,300      2,517,997
Powerwave Technologies* ..........................        76,200        980,694
                                                                   ------------
                                                                   $  5,985,715
                                                                   ------------
WASTE DISPOSAL-- 2.1%
Republic Services Inc.* ..........................       144,600   $  2,701,128
Waste Connections Inc.* ..........................        80,700      2,704,257
                                                                   ------------
                                                                   $  5,405,385
                                                                   ------------
HEALTH CARE STAFFING-- 1.8%
Cross Country Inc.* ..............................        84,000   $  2,268,000
RehabCare Group Inc.* ............................        76,400      2,177,400
                                                                   ------------
                                                                   $  4,445,400
                                                                   ------------
PHARMACEUTICALS-- 1.5%
Albany Molecular Research* .......................        40,900   $    980,373
Salix Pharmace ...................................       124,300      2,178,979
United Therapeutics* .............................        50,000        673,000
                                                                   ------------
                                                                   $  3,832,352
                                                                   ------------
AIRLINES-- 1.5%
Atlantic Coast Airlines Holdings
Inc.* ............................................        85,400   $  2,047,892
Skywest Inc. .....................................        68,800      1,715,184
                                                                   ------------
                                                                   $  3,763,076
                                                                   ------------
FINANCIAL SERVICES-- 1.5%
Freemarkets Inc.* ................................        79,900   $  1,835,303
Legg Mason Inc. ..................................        36,000      1,910,880
                                                                   ------------
                                                                   $  3,746,183
                                                                   ------------
ELECTRICAL EQUIPMENT-- 1.4%
LTX Corp.* .......................................        93,100   $  2,531,389
Wilson Greatbatch Technologies* ..................        37,700        969,267
                                                                   ------------
                                                                   $  3,500,656
                                                                   ------------
ENTERTAINMENT & LEISURE-- 1.2%
Metro-Goldwyn-Mayer Inc.* ........................       189,200   $  3,144,504
                                                                   ------------
BEVERAGE, FOOD & TABACCO-- 1.2%
Hain Celestial Group Inc.* .......................       140,300   $  3,121,675
                                                                   ------------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                       MARKET
COMMON STOCKS-- 90.5% (CONTINUED)                         SHARES       VALUE
--------------------------------------------------------------------------------
RESTAURANTS-- 1.1%
CEC Entertainment Inc.* ..........................        62,000   $  2,864,400
                                                                   ------------
AEROSPACE & DEFENSE-- 1.0%
Teledyne Technologies Inc.* ......................       152,700   $  2,531,766
                                                                   ------------
FINANCE SERVICES-- 0.8%
Seacor Smit Inc.* ................................        43,700   $  2,141,300
                                                                   ------------
COSMETICS & TOILETRIES-- 0.8%
Estee Lauder Companies - Class A .................        61,300   $  2,094,008
                                                                   ------------
APPAREL RETAILERS-- 0.8%
Ann Taylor* ......................................        46,900   $  2,027,018
                                                                   ------------
METALS-- 0.8%
AK Steel Holding Corp. ...........................       134,600   $  1,924,780
                                                                   ------------
LODGING-- 0.7%
Extended Stay America* ...........................       100,700   $  1,752,180
                                                                   ------------
CHEMICALS-- 0.6%
Minerals Technologies Inc. .......................        29,000   $  1,521,630
                                                                   ------------
COAL-- 0.4%
Arch Coal Inc. ...................................        50,400   $  1,077,552
                                                                   ------------

TOTAL INVESTMENTS AT VALUE-- 90.5%
   (Cost $209,045,685) ...........................                 $228,411,135

OTHER ASSETS IN EXCESS OF LIABILITIES-- 9.5% .....                   24,052,193
                                                                   ------------

NET ASSETS-- 100.0% ..............................                 $252,463,328
                                                                   ============

* Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                                                                       MARKET
COMMON STOCKS-- 110.1%                                    SHARES       VALUE
--------------------------------------------------------------------------------
TECHNOLOGY-- 61.2%
21 E Web Network* ................................        83,333   $      8,333
Affymetrix, Inc.* ................................        12,500        362,250
Analog Devices, Inc.* ............................         8,100        364,824
Applied Materials, Inc.* .........................        11,200        607,824
Cisco Systems* ...................................        55,000        931,150
Electronic Data Systems Corp. ....................         5,600        324,744
EMC Corp.* .......................................        21,500        256,280
Intel Corp. ......................................        12,000        364,920
Nortel Networks Corp. ............................        15,000         67,350
Novellus Systems, Inc.* ..........................        20,000      1,082,600
Oracle Corp.* ....................................        93,500      1,196,800
PeopleSoft, Inc.* ................................         1,000         36,530
QLogic Corp.* ....................................         6,000        297,120
Quest Diagnostics, Inc.* .........................           650         53,853
Sun Microsystems, Inc.* ..........................        80,500        710,010
Symantec Corp.* ..................................         8,500        350,285
Teradyne, Inc.* ..................................        17,500        690,025
VERITAS Software Corp.* ..........................        10,360        454,079
                                                                   ------------
                                                                   $  8,158,977
                                                                   ------------
BIOTECHNOLOGY-- 22.2%
Amgen, Inc.* .....................................         7,500   $    447,600
Genentech, Inc.* .................................        13,600        686,120
IDEC Pharmaceuticals Corp.* ......................        15,000        964,500
MedImmune, Inc ...................................        15,000        589,950
Myriad Genetics, Inc.* ...........................         3,500        117,285
Protein Design Labs, Inc.* .......................         9,000        154,170
                                                                   ------------
                                                                   $  2,959,625
                                                                   ------------
MEDICAL DEVICES-- 7.9%
Applera Corp. - Applied Biosystems Group .........        14,600   $    326,310
Invitrogen Corp.* ................................         5,900        202,488
Waters Corp.* ....................................        19,000        531,430
                                                                   ------------
                                                                   $  1,060,228
                                                                   ------------
TELECOMMUNICATIONS-- 4.7%
Broadcom Corp. - Class A* ........................        10,000   $    359,000
Brocade Communications Systems, Inc.* ............        10,000        270,000
                                                                   ------------
                                                                   $    629,000
                                                                   ------------
RETAIL-- 4.0%
Michaels Stores, Inc.* ...........................         6,000   $    226,800
Williams-Sonoma, Inc.* ...........................         6,600        303,534
                                                                   ------------
                                                                   $    530,334
                                                                   ------------
PHARMACEUTICALS-- 3.2%
Biovail Corp.* ...................................         8,505   $    425,080
                                                                   ------------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                       MARKET
COMMON STOCKS-- 110.1% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES-- 2.9%
Merrill Lynch & Co., Inc. ........................         7,000   $    387,660
                                                                   ------------
ENERGY-- 2.2%
Nabors Industries, Inc.* .........................         7,000   $    295,750
                                                                   ------------
TRANSPORTATION-- 1.8%
Forward Air Corp.* ...............................         5,000   $    158,250
Landair Corp.* ...................................         5,000         81,250
                                                                   ------------
                                                                   $    239,500
                                                                   ------------

TOTAL INVESTMENTS AT VALUE-- 110.1%
   (Cost $16,900,782) ............................                 $ 14,686,154

LIABILITIES IN EXCESS OF OTHER ASSETS-- (10.1%) ..                   (1,342,690)
                                                                   ------------

NET ASSETS-- 100.0% ..............................                 $ 13,343,464
                                                                   ============

* Non-income producing security.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                                                                       MARKET
COMMON STOCKS-- 100.4%                                    SHARES       VALUE
--------------------------------------------------------------------------------
TECHNOLOGY-- 44.0%
Analog Devices, Inc.* ............................        90,000   $  4,053,600
Applied Materials, Inc.* .........................        78,200      4,243,914
Automatic Data Processing ........................        74,000      4,311,980
Broadcom Corp. - Class A* ........................        99,500      3,572,050
Cisco Systems, Inc.* .............................       234,000      3,961,620
Electronic Data Systems Corp. ....................        70,000      4,059,300
EMC Corp.* .......................................       266,500      3,176,680
Fiserv, Inc.* ....................................       100,000      4,599,000
Intel Corp. ......................................       145,000      4,409,450
Lockheed Martin Corp. ............................        67,000      3,857,860
Microsoft Corp.* .................................        62,000      3,739,220
Millipore Corp. ..................................        65,000      2,875,600
Mykrolis Corp.* ..................................        43,992        672,638
Novellus Systems, Inc.* ..........................        80,000      4,330,400
Oracle Corp.* ....................................       317,000      4,057,600
Peoplesoft, Inc.* ................................       112,000      4,091,360
Sun Microsystems, Inc.* ..........................       293,500      2,588,670
Teradyne, Inc.* ..................................        44,000      1,734,920
Texas Instruments, Inc. ..........................       120,800      3,998,480
VERITAS Software Corp.* ..........................       107,525      4,712,820
                                                                   ------------
                                                                   $ 73,047,162
                                                                   ------------
HEALTH-- 25.7%
Amgen, Inc.* .....................................        60,200   $  3,592,736
Biomet, Inc. .....................................       140,000      3,788,400
Biovail Corp.* ...................................       103,800      5,187,924
Genentech, Inc.* .................................        86,600      4,368,970
Genzyme Corp.* ...................................        68,000      2,969,560
Health Management Associates, Inc. - Class A* ....       200,000      4,146,000
IDEC Pharmaceuticals Corp.* ......................        85,000      5,465,500
MedImmune, Inc ...................................        87,000      3,421,710
Pfizer, Inc. .....................................        90,000      3,576,600
Protein Design Labs, Inc.* .......................       115,000      1,969,950
Quest Diagnostics, Inc.* .........................        50,000      4,142,500
                                                                   ------------
                                                                   $ 42,629,850
                                                                   ------------
FINANCIAL SERVICES-- 12.4%
Banc One Corp. ...................................       115,000   $  4,804,700
Citigroup, Inc. ..................................        80,333      3,978,090
Goldman Sachs Group, Inc. ........................        45,000      4,061,250
Merrill Lynch & Co., Inc. ........................        74,000      4,098,120
Wells Fargo & Co. ................................        75,000      3,705,000
                                                                   ------------
                                                                   $ 20,647,160
                                                                   ------------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                       MARKET
COMMON STOCKS-- 100.4%                                    SHARES       VALUE
--------------------------------------------------------------------------------
RETAIL-- 7.5%
Home Depot, Inc. .................................       102,000   $  4,958,220
Target Corp. .....................................       100,000      4,312,000
Walgreen Co. .....................................        82,000      3,213,580
                                                                   ------------
                                                                   $ 12,483,800
                                                                   ------------
MEDICAL DEVICES-- 4.3%
Applera Corp. - Applied Biosystems Group .........        63,000      1,408,050
Invitrogen Corp.* ................................        80,765      2,771,855
Waters Corp.* ....................................       108,000      3,020,760
                                                                   ------------
                                                                      7,200,665
                                                                   ------------
COMMUNICATIONS-- 3.4%
Brocade Communications Systems, Inc.* ............       108,000   $  2,916,000
L-3 Communications Holdings, Inc.* ...............        17,000      1,904,000
Nokia Oyj - ADR ..................................        38,000        788,120
                                                                   ------------
                                                                   $  5,608,120
                                                                   ------------
TRANSPORTATION-- 3.1%
FedEx Corp.* .....................................        90,000   $  5,229,000
                                                                   ------------

TOTAL COMMON STOCKS (Cost $186,532,219) ..........                 $166,845,757
                                                                   ------------

--------------------------------------------------------------------------------
                                                       PRINCIPAL       MARKET
U.S. GOVERNMENT AGENCY OBLIGATIONS-- 1.5%                AMOUNT        VALUE
--------------------------------------------------------------------------------
FAMC Discount Note, 04/01/02
   (Amortized Cost $2,440,000) ...................   $ 2,440,000   $  2,440,000
                                                                   ------------
TOTAL INVESTMENTS AT VALUE-- 101.9%
   (Cost $188,972,219) ...........................                 $169,285,757

LIABILITIES IN EXCESS OF OTHER ASSETS--(1.9%) ....                   (3,148,127)
                                                                   ------------

NET ASSETS-- 100.0% ..............................                 $166,137,630
                                                                   ============

* Non-income producing security.

ADR- American Depository Receipt

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                                                                       MARKET
COMMON STOCKS-- 100.3%                                    SHARES       VALUE
--------------------------------------------------------------------------------
TECHNOLOGY-- 30.4%
Analog Devices, Inc.* ............................        57,000   $  2,567,280
Brocade Communications Systems, Inc.* ............        42,800      1,155,600
Cisco Systems, Inc.* .............................       153,100      2,591,983
Intel Corp. ......................................        75,000      2,280,750
International Business Machines Corp. (IBM) ......        17,400      1,809,600
LSI Logic Corp.* .................................        42,000        714,000
Microsoft Corp.* .................................        50,000      3,015,500
QLogic Corp.* ....................................        26,000      1,287,520
Siebel Systems, Inc.* ............................        52,500      1,712,025
SunGard Data Systems, Inc.* ......................        72,600      2,393,622
VERITAS Software Corp.* ..........................        34,100      1,494,603
                                                                   ------------
                                                                   $ 21,022,483
                                                                   ------------
HEALTH-- 22.8%
Amgen* ...........................................        30,000   $  1,790,400
Baxter International, Inc. .......................        25,000      1,488,000
Biovail Corp.* ...................................        28,500      1,424,430
Cardinal Health, Inc. ............................        26,000      1,843,140
Forest Laboratories, Inc.* .......................        20,000      1,634,000
Genentech, Inc.* .................................        20,500      1,034,225
King Pharmaceuticals, Inc.* ......................        47,800      1,673,478
MedImmune, Inc ...................................        17,000        668,610
Medtronic, Inc. ..................................        40,000      1,808,400
Pfizer, Inc. .....................................        62,000      2,463,880
                                                                   ------------
                                                                   $ 15,828,563
                                                                   ------------
CONSUMER, CYCLICAL-- 19.8%
Bed Bath & Beyond, Inc.* .........................        45,000      1,518,750
Best Buy Company, Inc.* ..........................        26,000      2,059,200
Harley-Davidson, Inc. ............................        23,000      1,267,990
Home Depot, Inc. .................................        41,000      1,993,010
Lowe's Companies, Inc. ...........................        40,000      1,739,600
Omnicom Group, Inc. ..............................        19,500      1,840,800
Robert Half International, Inc.* .................        25,000        738,000
Univision Communications, Inc. - Class A* ........        41,000      1,722,000
Viacom, Inc. - Class A* ..........................        18,000        874,800
                                                                   ------------
                                                                   $ 13,754,150
                                                                   ------------
FINANCIAL SERVICES-- 10.0%
Citigroup, Inc. ..................................        39,000   $  1,931,280
Convergys Corp.* .................................        22,000        650,540
Freddie Mac ......................................        27,300      1,730,001
Goldman Sachs Group, Inc. ........................         8,200        740,050
Paychex, Inc. ....................................        17,500        694,750
SEI Investments Company ..........................        27,000      1,155,870
                                                                   ------------
                                                                   $  6,902,491
                                                                   ------------

                           TOUCHSTONE FAMILY OF FUNDS
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

EQUITY FUND (CONTINUED)
================================================================================
                                                                       MARKET
COMMON STOCKS-- 100.3% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER, NON-CYCLICAL-- 8.5%
Apollo Group, Inc.* ..............................        26,000   $  1,392,300
Colgate-Palmolive Co. ............................        22,300      1,274,445
PepsiCo, Inc. ....................................        34,400      1,771,600
Walgreen Company .................................        38,000      1,489,220
                                                                   ------------
                                                                   $  5,927,565
                                                                   ------------
CAPITAL GOODS-- 8.0%
Concord EFS, Inc.* ...............................        65,000   $  2,161,250
General Electric Co. .............................        61,400      2,299,430
Tyco International, Ltd. .........................        34,500      1,115,040
                                                                   ------------
                                                                   $  5,575,720
                                                                   ------------
COMMUNICATION SERVICES-- 0.8%
Broadwing, Inc.* .................................        75,200   $    525,648
                                                                   ------------

TOTAL COMMON STOCKS (Cost $70,825,462) ...........                 $ 69,536,620
                                                                   ------------

--------------------------------------------------------------------------------
                                                       PRINCIPAL       MARKET
U.S. GOVERNMENT AGENCY ISSUES-- 3.0%                     AMOUNT        VALUE
--------------------------------------------------------------------------------
FAMC Discount Note, 4/1/02
   (Amortized Cost $2,100,000) ...................   $ 2,100,000   $  2,100,000
                                                                   ------------
TOTAL INVESTMENTS AT VALUE-- 103.3%
   (Cost $72,925,462) ............................                 $ 71,636,620

LIABILITIES IN EXCESS OF OTHER ASSETS-- (3.3%) ...                   (2,272,386)
                                                                   ------------

NET ASSETS-- 100.0% ..............................                 $ 69,364,234
                                                                   ============

* Non-income producing security.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

ENHANCED 30 FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                                                                       MARKET
COMMON STOCKS--96.8%                                      SHARES       VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--19.7%
Cisco Systems, Inc.* .............................        18,300   $    309,819
Computer Sciences Corp.* .........................         6,700        340,025
Hewlett-Packard Co. ..............................        16,500        296,010
Intel Corp. ......................................         9,500        288,895
International Business Machines Corp. (IBM) ......         2,800        291,200
Microsoft Corp.* .................................         5,100        307,581
                                                                   ------------
                                                                   $  1,833,530
                                                                   ------------
FINANCIAL SERVICES-- 16.3%
American Express Co. .............................         8,600        352,256
Bank of America Corp. ............................         4,300        292,486
Citigroup, Inc. ..................................         5,666        280,580
Equity Office Properties Trust ...................         9,400        281,906
JP Morgan Chase & Co. ............................         8,760        312,294
                                                                   ------------
                                                                   $  1,519,522
                                                                   ------------
INDUSTRIAL-- 16.2%
Boeing Co. .......................................         7,200   $    347,400
General Electric Co. .............................         7,300        273,385
Honeywell International, Inc. ....................         7,900        302,333
Minnesota Mining & Mfg. Co. ......................         2,400        276,024
United Technologies Corp. ........................         4,200        311,640
                                                                   ------------
                                                                   $  1,510,782
                                                                   ------------
CONSUMER DISCRETIONARY-- 12.8%
Home Depot, Inc. .................................         6,200   $    301,382
McDonald's Corp. .................................        10,800        299,700
The Walt Disney Co. ..............................        14,000        323,120
Wal-Mart Stores, Inc. ............................         4,400        269,720
                                                                   ------------
                                                                   $  1,193,922
                                                                   ------------
HEALTH-- 12.6%
Bristol-Myers Squibb Co. .........................         7,000   $    283,430
Johnson & Johnson ................................         5,000        324,750
Merck & Co., Inc. ................................         5,000        287,900
Pfizer, Inc. .....................................         7,000        278,180
                                                                   ------------
                                                                   $  1,174,260
                                                                   ------------
CONSUMER STAPLES-- 6.8%
Coca-Cola Co. ....................................         6,000   $    313,560
Kimberly-Clark Corp. .............................         5,000        323,250
                                                                   ------------
                                                                   $    636,810
                                                                   ------------
MATERIALS-- 3.4%
Du Pont (E.I.) DE Nemours ........................         6,700   $    315,905
                                                                   ------------
ENERGY-- 3.2%
Exxon Mobil Corp. ................................         6,700   $    293,661
                                                                   ------------

                           TOUCHSTONE FAMILY OF FUNDS
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

ENHANCED 30 FUND (CONTINUED)
================================================================================
                                                                       MARKET
COMMON STOCKS-- 96.8% (CONTINUED)                         SHARES       VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS-- 2.9%
SBC Communications, Inc. .........................         7,300   $    273,312
                                                                   ------------
UTILITIES-- 2.9%
El Paso Corp. ....................................         6,200   $    272,986
                                                                   ------------

TOTAL COMMON STOCKS (Cost $9,364,498) ............                 $  9,024,690
                                                                   ------------

CASH EQUIVALENTS-- 2.5%
Fifth Third U.S. Treasury Money Market Fund
   (Amortized Cost $230,712) .....................       230,712   $    230,712
                                                                   ------------
TOTAL INVESTMENTS AT VALUE-- 99.3%
   (Cost $9,595,210) .............................                 $  9,255,402

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.7% .....                       65,768
                                                                   ------------

NET ASSETS-- 100.0% ..............................                 $  9,321,170
                                                                   ============

* Non-income producing security.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

VALUE PLUS FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                                                                       MARKET
COMMON STOCKS-- 93.1%                                     SHARES       VALUE
--------------------------------------------------------------------------------
BANKING-- 6.9%
Bank of America ..................................        22,700   $  1,544,054
Charter One Financial ............................        84,530      2,639,026
Citigroup, Inc. ..................................        39,982      1,979,909
North Fork Bancorporation ........................        13,875        493,395
                                                                   ------------
                                                                   $  6,656,384
                                                                   ------------
OIL & GAS-- 6.9%
ChevronTexaco ....................................        19,300   $  1,742,211
Conoco, Class A ..................................        75,150      2,192,877
Exxon Mobil ......................................        25,788      1,130,288
Transocean Sedco Forex ...........................        45,117      1,499,238
                                                                   ------------
                                                                   $  6,564,614
                                                                   ------------
ELECTRONICS-- 6.6%
Analog Devices* ..................................        33,400   $  1,504,336
Flextronics International* .......................       144,400      2,635,300
Intel ............................................        46,100      1,401,901
LSI Logic* .......................................        47,700        810,900
                                                                   ------------
                                                                   $  6,352,437
                                                                   ------------
HEALTH CARE PROVIDERS-- 6.6%
Health Management
Associates* ......................................        99,400   $  2,060,562
Manor Care* ......................................        46,100      1,074,130
Wellpoint Health Networks* .......................        50,400      3,208,968
                                                                   ------------
                                                                   $  6,343,660
                                                                   ------------
BEVERAGES, FOOD & TOBACCO-- 6.5%
Anheuser Busch ...................................        48,600   $  2,536,920
McDonald's .......................................        67,100      1,862,025
Safeway* .........................................        41,800      1,881,836
                                                                   ------------
                                                                   $  6,280,781
                                                                   ------------
COMPUTERS & INFORMATION-- 5.9%
Hewlett-Packard ..................................       103,700   $  1,860,378
International Business Machines ..................        16,300      1,695,200
Lexmark International Group, Class A* ............        37,100      2,121,378
                                                                   ------------
                                                                   $  5,676,956
                                                                   ------------
TELEPHONE SYSTEMS--5.6%
Alltell ..........................................        20,400   $  1,133,220
Broadwing* .......................................       112,200        784,278
SBC Communications ...............................        26,925      1,008,072
Verizon Communications ...........................        44,975      2,053,109
Worldcom* ........................................        59,600        401,704
                                                                   ------------
                                                                   $  5,380,383
                                                                   ------------
INSURANCE-- 5.3%
Chubb ............................................        31,100   $  2,273,410
Lincoln National .................................        55,100      2,795,223
                                                                   ------------
                                                                   $  5,068,633
                                                                   ------------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                       MARKET
COMMON STOCKS-- 93.1% (CONTINUED)                         SHARES       VALUE
--------------------------------------------------------------------------------
RETAILERS-- 5.0%
BJ's Wholesale Club* .............................        31,700   $  1,416,990
CVS ..............................................        61,200      2,100,996
Federated Department Stores* .....................        30,825      1,259,201
                                                                   ------------
                                                                   $  4,777,187
                                                                   ------------
FINANCIAL SERVICES-- 4.8%
Federal National Mortgage Association ............        29,975   $  2,394,403
JP Morgan Chase ..................................        41,900      1,493,735
Morgan Stanley Dean Witter .......................        13,200        756,492
                                                                   ------------
                                                                   $  4,644,630
                                                                   ------------
AUTOMOTIVE-- 3.5%
Magna International, Class A .....................        45,600   $  3,351,600
                                                                   ------------
FOREST PRODUCTS AND PAGER-- 3.4%
Kimberly-Clark ...................................        50,225   $  3,247,046
                                                                   ------------
PHARMACEUTICALS-- 3.0%
Bristol-Myers Squibb .............................        38,100   $  1,542,669
Merck & Co. ......................................        23,000      1,324,340
                                                                   ------------
                                                                   $  2,867,009
                                                                   ------------
BUILDING PRODUCTS-- 2.9%
Masco ............................................       102,300   $  2,808,135
                                                                   ------------
ELECTRIC UTILITIES-- 2.8%
CMS Energy .......................................        69,650   $  1,576,180
Dominion Resources ...............................        16,800      1,094,688
                                                                   ------------
                                                                   $  2,670,868
                                                                   ------------
INDUSTRIAL - DIVERSIFIED-- 2.6%
Tyco International ...............................        75,900   $  2,453,088
                                                                   ------------
HEAVY MACHINERY-- 2.5%
Ingersoll-Rand ...................................        47,750   $  2,388,455
                                                                   ------------
METALS-- 2.2%
Alcoa ............................................        55,100   $  2,079,474
                                                                   ------------
MEDIA - BROADCASTING & PUBLISHING--2.1%
AOL Time Warner* .................................        83,100   $  1,965,315
                                                                   ------------
CHEMICALS-- 2.0%
Du Pont (E.I.) De Nemours ........................        41,500   $  1,956,725
                                                                   ------------
AEROSPACE DEFENSE--1.9%
Honeywell International ..........................        47,900   $  1,833,133
                                                                   ------------
MEDICAL SUPPLIES-- 1.3%
Baxter International .............................        20,100   $  1,196,352
                                                                   ------------

                           TOUCHSTONE FAMILY OF FUNDS

================================================================================
                                                                       MARKET
COMMON STOCKS-- 93.1% (CONTINUED)                         SHARES       VALUE
--------------------------------------------------------------------------------
ADVERTISING-- 1.0%
Interpublic Group of Companies ...................        28,300   $    970,124
                                                                   ------------
TRANSPORTATION-- 0.9%
US Freightways ...................................        25,400   $    900,176
                                                                   ------------
MULTIPLE UTILITIES-- 0.9%
Williams Cos .....................................        36,200   $    852,872
                                                                   ------------
TOTAL INVESTMENT AT VALUE-- 93.1%
   (Cost $89,578,733) ............................                 $ 89,286,037

OTHER ASSETS IN EXCESS OF LIABILITIES-- 6.9% .....                    6,605,830
                                                                   ------------

NET ASSETS-- 100.0% ..............................                 $ 95,891,867
                                                                   ============

* Non-income producing security.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Board of Trustees and Shareholders
Touchstone Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Touchstone Strategic Trust (comprised of, International Equity Fund, Emerging Growth Fund, Aggressive Growth Fund, Growth/Value Fund, Equity Fund, Enhanced 30 and Value Plus Fund) (the "Funds") as of March 31, 2002, the related statements of operations for the year then ended, statements of changes in net assets for each of the periods presented herein and the financial highlights for each of the three years ended March 31, 2002 for the Aggressive Growth Fund, Growth/Value Fund and Equity Fund, and for the year ended March 31, 2002, for the three months ended March 31, 2001 and each of the two years ended December 31, 2000 for the International Equity Fund, Emerging Growth Fund, and Value Plus Fund, and for the year ended March 31, 2002 and for the period ended March 31, 2001 for the Enhanced 30 Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the Aggressive Growth Fund, Growth/Value Fund and Equity Fund for each of the respective years or periods ended March 31, 1999 were audited by other auditors whose report dated April 30, 1999 expressed an unqualified opinion. The financial highlights presented herein for the International Equity Fund, Emerging Growth Fund, and Value Plus Fund for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Strategic Trust at March 31, 2002, the results of their operations and the changes in their net assets for the periods presented herein and their financial highlights for periods referred to above, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young LLP

Cincinnati, Ohio
May 17, 2002

                           TOUCHSTONE FAMILY OF FUNDS

                       This Page Intentionally Left Blank.

TOUCHSTONE FAMILY OF FUNDS


DISTRIBUTOR
Touchstone Securities, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202-4094
800.638.8194
www.touchstonefunds.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

Member Western & Southern Financial Group


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